                                                        Rule 485(b
                                                        Registration No. 2-39334
                                                        File No. 811-2224

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-1A
                                   ---------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     X
                                                                          -----

     Pre-Effective Amendment No.
                                 -----                                    -----
     Post-Effective Amendment No.  36                                       X
                                  -----                                   -----


                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 21
                   --

                          MML SERIES INVESTMENT FUND
                          --------------------------
                (Exact Name of Registrant Specified in Charter)

              1295 State Street, Springfield, Massachusetts 01111
              ---------------------------------------------------
              (Address of Principal Executive Offices)  (ZipCode)
                Registrant's Telephone Number:  (413) 788-8411
                                                --------------

                    Name and Address of Agent for Service:
                    --------------------------------------
                             Stephen L. Kuhn, Esq.
                          Vice President and Secretary
                           MML Series Investment Fund
                               1295 State Street
                             Springfield, MA 01111

Approximate Date of Proposed Public Offering: May 1, 1997

It is proposed that this filing will become effective (check appropriate line)

             immediately upon filing pursuant to paragraph (b)
     -----
       X     on May 1, 1997 pursuant to paragraph (b)
     -----
             60 days after filing pursuant to paragraph (a)(1)
     -----
             on [date] pursuant to paragraph (a)(1) of rule 485.
     -----
             on 75 days after filing pursuant to paragraph (a)(2)
     -----
             on [date] pursuant to paragraph (a)(2) of rule 485.
     -----

If appropriate, check the following box:
            this post-effective amendment designates a new effective date for ----- a previous filed post-effective amendment.

                        STATEMENT PURSUANT TO RULE 24f-2

Registrant has registered an indefinite number or amount of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for period ended December 31, 1996 was filed on February 27, 1997.

The Index to Exhibits is located at Page 1 of  Part C (Item 24(b)).

To: The Securities and Exchange Commission

Registrant submits this Post-Effective Amendment No. 36 to its Registration Statement No. 2-39334 under the Securities Act of 1933 and this Amendment No. 21 to its Registration Statement No. 811-2224 under the Investment Company Act of 1940. This Post-Effective Amendment relates solely to MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund. No information relating to any other series of Registrant is amended or superseded hereby.


This Amendment consists of:


1.   Facing Sheet

2.   Cross-Reference Sheet

3.   Revised Prospectus (Part A)

4.   Revised Statement of Additional Information (Part B)

5.   Other Information (Part C)

6.   Signature Page

7.   Exhibits

     Exhibit 11(a):  Consent of Independent Accountants

     Exhibit 11(b):  Power of Attorney

     Exhibit 17:  Financial Data Schedule

                          MML SERIES INVESTMENT FUND
                             Cross-Reference Sheet

Item No. Of Form N-1A                Prospectus Caption
----------------------               ------------------
Part A
------
1 ...............................    Prospectus Cover Page

2 ...............................    Not Applicable

3(a) ............................    Financial Highlights

3(b) ............................    Not Applicable

3(c) ............................    Investment Performance

3(d) ............................    Not Applicable

4(a), (b) and (c) ...............    General Information; The Funds; Investment
                                     Practices of the Funds and Related Risks,
                                     Investment Restrictions

5(a) ............................    Management Discussion; Management of MML
                                     Trust

5(b), (e), (f) and (g) ..........    Investment Managers; Financial Highlights

5(c) ............................    The Funds

5(d) ............................    Not Applicable

5A ..............................    Not Applicable

6(a) and (b) ....................    Capital Shares; General Information

6(c) and (d) ....................    Not Applicable

6(e) ............................    Capital Shares

6(f) ............................    Dividends and Capital Gains Distributions

6(g) ............................    Tax Status; Dividends and Capital Gains
                                     Distributions

6(h) ............................    Not Applicable

7 ...............................    General Information; Sale and Redemption of
                                     Shares

7(a) ............................    Not Applicable

7(b) ............................    Net Asset Value; Sale and Redemption of Shares

7(c)-(e) ........................    Not Applicable

8(a) ............................    Sale and Redemption of Shares

8(b)-(d) ........................    Not Applicable

9 ...............................    Not Applicable



Item No. of Form N-1A                Statement of Additional Information
-----------------------              ------------------------------------
Part B                               Information Location or Caption
------                               -------------------------------
 10(a) and (b) ..................    Cover Page

 11 .............................    Table of Contents

 12 .............................    General Information

 13(a) ..........................    Investment Practices of the Funds and
                                     Related Risks

 13(b) ..........................    Investment Restrictions

 13(c) ..........................    Investment Practices of the Funds and
                                     Related Risks

 13(d) ..........................    Not Applicable

 14(a)-(c) ......................    Management of MML Trust

 15(a) ..........................    Not Applicable

 15(b) ..........................    Control Persons and Principal Holders of
                                     Securities

 15(c) ..........................    Management of MML Trust

 16(a) and (b) ..................    Investment Management and Other Services

 16(c)-(g) ......................    Not Applicable

 16(h) ..........................    Investment Management and Other Services;
                                     Experts; Back Cover Page

 16(i) ..........................    Not Applicable

 17(a)-(c) ......................    Brokerage Allocation

 17(d) and (e) ..................    Not Applicable

 18(a) ..........................    Capital Shares

 18(b) ..........................    Not Applicable

 19(a) and (b) ..................    Purchase, Redemption and Pricing of
                                     Securities Being Offered; Financial
                                     Statements of MML Trust

 19(c) ..........................    Not Applicable



Item No. of Form N-1A                Statement of Additional Information
---------------------                -----------------------------------
Part B                               Information Location or Caption
------                               -------------------------------
 20 .............................    Certain Tax and Accounting Information

 21 .............................    Not Applicable

 22 .............................    Investment Performance

 23 .............................    Report of Independent Accountants;
                                     Financial Statements of MML Trust


Part C
------

Information to be included in Part C is set forth under the appropriate item so numbered in Part C of this Registration Statement.

                                  PROSPECTUS


                              Dated May 1, 1997

                           MML SERIES INVESTMENT FUND
                                1295 State Street
                           Springfield, Massachusetts
                                 (413) 788-8411

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having five separate series of shares, each of which has different investment objectives and is designed to meet different investment needs. This Prospectus provides information regarding the four diversified series of MML Trust described below (the "Funds").

THE FUNDS

MML Equity Fund - The investment objectives are primarily to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income and secondarily, depending upon business and economic conditions, to preserve capital. The Fund invests primarily in equity-type securities.

MML Money Market Fund - The investment objectives are to achieve high current income, the preservation of capital, and liquidity. The Fund invests in short-term debt instruments, including commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States, its agencies and instrumentalities. An investment in the Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

MML Managed Bond Fund - The investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The Fund invests primarily in investment grade, publicly-traded, fixed income securities.

MML Blend Fund - The investment objective is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities not exceeding one year.

For further information about each Fund's investment objectives and policies, see "THE FUNDS" on page 9. There is no assurance that the investment objectives of the Funds will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Funds that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Funds is contained in a Statement of Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

This Prospectus should be retained for future reference for information about MML Trust and the Funds.

                           -------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           -------------------------


Table Of Contents                                                    Page
Financial Highlights..............................................      2
Management Discussion.............................................      5
General Information...............................................      9
The Funds.........................................................      9
Investment Practices of the Funds and Related Risks...............     11
Investment Restrictions...........................................     12
Investment Managers...............................................     13
Capital Shares....................................................     14
Net Asset Value...................................................     14
Sale and Redemption of Shares.....................................     15
Tax Status........................................................     15
Dividends and Capital Gains Distributions.........................     15
Investment Performance............................................     16
Management of MML Trust...........................................     16

I. Financial Highlights

The information in the following tables has been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements of the Funds is included in MML Trust's Annual Report for the year ended December 31, 1996 (the "Annual Report") and in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report which may be obtained from MML Trust's Secretary without charge.

                                 MML EQUITY FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                            1996      1995       1994        1993      1992
Net asset value:
 Beginning of year...................  $   25.924 $   20.520 $   20.510 $  19.862  $  18.735
                                       ---------- ---------- ---------- ---------  ---------
Income from investment operations:
Net investment income................        .703       .634       .594      .524       .543
Net realized and unrealized
 gain (loss) on investments..........       4.547      5.754       .248     1.365      1.420
                                       ---------- ---------- ---------- ---------  ---------
Total from investment operations.....       5.250      6.388       .842     1.889      1.963
                                       ---------- ---------- ---------- ---------  ---------
Less distributions:
Dividends from net investment income.       (.703)     (.634)     (.594)    (.524)     (.543)
Distribution from net realized gains.       (.685)     (.350)     (.238)    (.717)     (.288)
Distribution in excess of net realized
 gains...............................         --         --         --         --      (.005)
                                       ---------- ---------- ---------- ---------  ---------
Total distributions..................      (1.388)     (.984)     (.832)    (1.241)    (.836)
                                       ---------- ---------- ---------- ---------  ---------
Net asset value:
 End of year.........................  $   29.786 $   25.924 $   20.520 $  20.510  $  19.862
                                       ========== ========== ========== =========  =========

Total return.........................      20.25%     31.13%      4.10%     9.52%     10.48%

Net assets (in millions):
 End of year.........................  $1,701.99  $1,248.90  $  820.78  $ 663.09   $ 490.62
Ratio of expenses to average net
 assets..............................        .38%       .41%       .43%      .44%       .46%
Ratio of net investment income to
 average net assets..................       2.65%      2.89%      3.04%     3.23%      3.09%
Portfolio turnover rate..............      11.42%     11.72%      9.99%    11.28%      9.07%


                                               1991       1990       1989        1988       1987
Net asset value:
 Beginning of year...................     $   15.659 $   16.764 $   14.929  $  13.828  $   15.591
                                          ---------- ---------- ----------  ---------  ----------
Income from investment operations:
Net investment income................           .563       .636       .694       .646        .525
Net realized and unrealized
 gain (loss) on investments..........          3.440      (.722)     2.746      1.660       (.066)
                                          ---------- ---------- ----------  ---------  ----------
Total from investment operations.....          4.003      (.086)     3.440      2.306        .459
                                          ---------- ---------- ----------  ---------  ----------
Less distributions:
Dividends from net investment income.          (.562)     (.665)     (.711)     (.639)      (.988)
Distribution from net realized gains.          (.365)     (.354)     (.894)     (.566)     (1.234)
Distribution in excess of net realized
 gains...............................             --         --        --         --           --
                                          ---------- ---------- ----------  ---------  ----------
Total distributions..................          (.927)    (1.019)    (1.605)    (1.205)     (2.222)
                                          ---------- ---------- ----------  ---------  ----------

Net asset value:
 End of year.........................     $   18.735 $   15.659 $   16.764  $  14.929  $   13.828
                                          ========== ========== ==========  =========  ==========

Total return.........................         25.56%      (.51%)    23.04%      16.68%    2.10%

Net assets (in millions):
 End of year.........................     $  355.04  $  235.45  $  226.41   $ 172.80   $  150.41
Ratio of expenses to average net
 assets..............................           .48%       .49%       .50%       .50%        .51%
Ratio of net investment income to
 average net assets..................          3.43%      4.09%      4.30%      4.05%       3.44%
Portfolio turnover rate..............          9.37%     13.50%     15.71%     15.97%      15.73%

                              MML MONEY MARKET FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                            1996        1995       1994      1993      1992
Net asset value:
 Beginning of year................     $    1.000 $    1.000 $    1.000 $   1.000  $   1.000
                                       ---------- ---------- ---------- ---------  ---------
Income from investment operations:
Net investment income.............           .049       .054       .038      .027       .034
                                       ---------- ---------- ---------- ---------  ---------
Total from investment operations..           .049       .054       .038      .027       .034
                                       ---------- ---------- ---------- ---------  ---------
Less distributions:
Dividends from net investment income        (.049)     (.054)     (.038)    (.027)     (.034)
                                       ---------- ---------- ---------- ---------  ---------
Total distributions...............          (.049)     (.054)     (.038)    (.027)     (.034)
                                       ---------- ---------- ---------- ---------  ---------
Net asset value:
 End of year......................     $    1.000 $    1.000 $    1.000 $   1.000  $   1.000
                                       ========== ========== ========== =========  =========

Total return......................          5.01%      5.58%      3.84%     2.75%      3.48%
Net assets (in millions):
 End of year......................     $  145.23  $  108.92  $   91.79  $  73.66   $  84.56
Ratio of expenses to average net
 assets...........................           .52%       .54%       .55%      .54%       .53%
Ratio of net investment income to
 average net assets...............          4.92%      5.43%      3.81%     2.71%      3.42%


                                            1991       1990       1989       1988        1987
Net asset value:
 Beginning of year.................    $    1.000 $    1.000 $    1.000  $   1.000  $    1.000
                                       ---------- ---------- ----------  ---------  ----------
Income from investment operations:
Net investment income..............          .059       .078       .088       .072        .063
                                       ---------- ---------- ----------  ---------  ----------
Total from investment operations...          .059       .078       .088       .072        .063
                                       ---------- ---------- ----------  ---------  ----------
Less distributions:
Dividends from net investment income        (.059)     (.078)     (.088)     (.072)      (.063)
                                       ---------- ---------- ----------  ---------  ----------
Total distributions................         (.059)     (.078)     (.088)     (.072)      (.063)
                                       ---------- ---------- ----------  ---------  ----------
Net asset value:
 End of year.......................    $    1.000 $    1.000 $    1.000  $   1.000  $    1.000
                                       ========== ========== ==========  =========  ==========

Total return.......................         6.01%      8.12%      9.16%      7.39%       6.49%
Net assets (in millions):
 End of year.......................    $   94.41  $  114.59  $   70.16   $  66.35   $   52.35
Ratio of expenses to average net
 assets............................          .52%       .54%       .54%       .55%        .57%
Ratio of net investment income to
 average net assets................         5.91%      7.80%      8.79%      7.20%       6.35%


                              MML MANAGED BOND FUND

Selected per share data for each series share outstanding throughout each year ended December 31:


                                          1996      1995       1994        1993      1992
Net asset value:
 Beginning of year................     $   12.448 $   11.141 $   12.405 $  12.041  $  12.219
                                       ---------- ---------- ---------- ---------  ---------
Income from investment operations:
Net investment income.............           .776       .782       .792      .785       .870
Net realized and unrealized
 gain (loss) on investments
 and forward commitments..........          (.401)     1.307      (1.264)    .618       .001
                                       ---------- ---------- ---------- ---------  ---------
Total from investment operations..           .375      2.089      (.472)    1.403       .871
                                       ---------- ---------- ---------- ---------  ---------
Less distributions:
Dividends from net investment income        (.775)     (.782)     (.792)    (.784)     (.869)
Distribution from net realized gains           --         --         --     (.255)     (.158)
Distribution in excess of net realized
 gains............................             --         --         --         --     (.022)
                                       ---------- ---------- ---------- ---------  ---------
Total distributions...............          (.775)     (.782)     (.792)   (1.039)    (1.049)
                                       ---------- ---------- ---------- ---------  ---------
Net asset value:
 End of year......................     $   12.048 $   12.448 $   11.141 $  12.405  $  12.041
                                       ========== ========== ========== =========  =========

Total return......................         3.25%      19.14%     (3.76%)    11.81%      7.31%
Net assets (in millions):
 End of year......................     $ 181.57   $  158.70  $  121.21  $ 129.11   $  88.15
Ratio of expenses to average
 net assets.......................          .51%        .52%       .52%      .54%       .56%
Ratio of net investment income to
 average net assets...............         6.54%       6.63%      6.69%     6.37%      7.28%
Portfolio turnover rate...........        46.12%      70.00%     32.77%    58.81%     39.51%


                                          1991       1990       1989        1988       1987
Net asset value:
 Beginning of year................     $   11.318 $   11.354 $   10.919  $  11.052  $   12.541
                                       ---------- ---------- ----------  ---------  ----------
Income from investment operations:
Net investment income.............           .903       .943       .918       .906        .969
Net realized and unrealized
 gain (loss) on investments
 and forward commitments..........           .916      (.036)      .454      (.133)      (.673)
                                       ---------- ---------- ----------  ---------  ----------
Total from investment operations..          1.819       .907      1.372       .773        .296
                                       ---------- ---------- ----------  ---------  ----------
Less distributions:
Dividends from net investment income        (.902)      (.943)    (.918)     (.906)     (1.229)
Distribution from net realized gains        (.016)         --     (.019)        --       (.556)
Distribution in excess of net realized
 gains............................             --          --        --         --          --
                                       ---------- ---------- ----------  ---------  ----------
Total distributions...............          (.918)     (.943)     (.937)     (.906)     (1.785)
                                       ---------- ---------- ----------  ---------  ----------
Net asset value:
 End of year......................     $   12.219 $   11.318 $   11.354  $  10.919  $   11.052
                                       ========== ========== ==========  =========  ==========

Total return......................          16.66%      8.38%     12.83%      7.13%       2.60%
Net assets (in millions):
 End of year......................      $   66.98  $   43.07  $   40.03   $  31.35   $   26.16
Ratio of expenses to average
 net assets.......................            .57%       .57%       .59%       .61%        .60%
Ratio of net investment income to
 average net assets...............           7.96%      8.40%      8.35%      8.25%       8.24%
Portfolio turnover rate...........          61.85%     69.93%     64.77%     74.92%      55.60%



                                MML BLEND FUND
Selected per share data for each series share outstanding throughout each year ended December 31:


                                            1996       1995        1994       1993       1992
Net asset value:
 Beginning of year......................  $   20.519 $  17.672  $   18.305  $  17.846  $  17.307
                                          ---------- ---------  ----------  ---------  ---------

Income from investment operations:
Net investment income...................        .824      .811        .707       .655       .707
Net realized and unrealized
 gain (loss) on investments
 and forward commitments................       1.990     3.246       (.271)     1.057       .880
                                          ---------- ---------  ----------  ---------  ---------

Total from investment operations........       2.814     4.057        .436      1.712      1.587
                                          ---------- ---------  ----------  ---------  ---------

Less distributions:
Dividends from net investment income....       (.824)    (.811)      (.707)     (.655)     (.707)
Distribution from net realized gains....       (.536)    (.399)      (.359)     (.598)     (.326)
Distribution in excess of net realized
 gains..................................          --        --       (.003)        --      (.015)
                                          ---------- ---------  ----------  ---------  ---------

Total distributions.....................      (1.360)   (1.210)     (1.069)    (1.253)    (1.048)
                                          ---------- ---------  ----------  ---------  ---------
Net asset value:
 End of year............................  $   21.973 $  20.519  $   17.672  $  18.305  $  17.846
                                          ========== =========  ==========  =========  =========
Total return............................       13.95%    23.28%       2.48%      9.70%      9.36%

Net assets (in millions):
 End of year............................  $ 2,093.99 $1,823.14  $ 1,444.26  $1,296.54  $1,013.28
Ratio of expenses to average
 net assets.............................         .38%      .38%        .39%       .40%       .41%
Ratio of net investment income to
 average net assets.....................        3.87%     4.19%       3.93%      3.60%      4.07%
Portfolio turnover rate.................       19.10%    30.78%      26.59%     20.20%     25.43%

                                          1991       1990       1989        1988       1987
Net asset value:
 Beginning of year.................... $   14.839 $   15.428 $   13.876  $  13.095  $   13.774
                                       ---------- ---------- ----------  ---------  ----------
Income from investment operations:
Net investment income.................       .736       .792       .823       .734        .624
Net realized and unrealized
 gain (loss) on investments
 and forward commitments..............      2.771      (.445)     1.921      1.000       (.148)
                                       ---------- ---------- ----------  ---------  ----------
Total from investment operations......      3.507       .347      2.744      1.734        .476
                                       ---------- ---------- ----------  ---------  ----------
Less distributions:
Dividends from net investment income..      (.736)     (.811)     (.835)     (.728)      (.747)
Distribution from net realized gains..      (.303)     (.125)     (.357)     (.225)      (.408)
Distribution in excess of net realized
 gains................................         --         --         --         --          --
                                       ---------- ---------- ----------  ---------  ----------
Total distributions...................     (1.039)     (.936)    (1.192)     (.953)     (1.155)
                                       ---------- ---------- ----------  ---------  ----------
Net asset value:
 End of year.......................... $   17.307 $   14.839 $   15.428  $  13.876  $   13.095
                                       ========== ========== ==========  =========  ==========

Total return..........................      24.00%      2.37%     19.96%     13.40%       3.12%
Net assets (in millions):
 End of year.......................... $   797.04 $   574.15 $   524.29  $  401.22  $   346.12
Ratio of expenses to average
 net assets...........................        .42%       .44%       .45%       .46%        .48%
Ratio of net investment income to
 average net assets...................       4.54%      5.37%      5.57%      5.29%       4.77%
Portfolio turnover rate...............      26.92%     24.55%     22.39%     25.70%      36.56%


Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

II. Management Discussion

A. ECONOMIC AND INVESTMENT ENVIRONMENT

Although figures released throughout the year were often contradictory, 1996 closed as the sixth consecutive year of the current U.S. economic expansion. Growth during the year was driven by consumption and household sales, and by capital investment by businesses; it was slowed only by relatively weak foreign trade.

Even with continued growth, however, inflation has remained subdued. In addition, because prices were stronger during 1996 than they had been in 1995, the Federal Reserve Board stopped lowering interest rates after January. The achievement of an "orchestrated economy" - growth without inflationary pressures
- meant the Federal Reserve Board did not have to intervene again during the year. As a consequence, interest rates rose only slightly.

More efficient and competitive every year, corporate America enjoyed another period of profitability. The stock market, reflecting this profitability plus the favorable economic environment and tremendous demand for stocks from investors, climbed to new record highs throughout the year. While larger stocks gained the most over the course of the year, nearly all sectors of the market outperformed their long-term averages.

Underlying the stock market's tremendous positives, it is important to recognize that an ongoing trend toward more selective markets continued over the year. So, while market sectors were generally up, there was often disparity between how well the best and weakest stocks within an industry performed, and expert stock picking was the identifying trademark of the year's real winners.

The bond market, on the other hand, had a difficult year. In contrast to 1995, when declining interest rates spurred a broad bond rally, 1996's increase in rates hurt bond prices. Especially in Treasuries, which tend to be most sensitive to changes in rates, price performance eroded returns. After its strong run in 1995, the bond market was also subject to changing investor emotions throughout the past year.

Volatility was the rule in the bond market during 1996, with the release of changing economic data alternately sending investors chasing and then running from the market. In this climate, the best performers were shorter-term securities, which generally have less price sensitivity than their longer counterparts.

The stock and bond markets required selectivity during 1996. In selective markets, value investors like us benefit from the extensive research that is an inherent part of our strategy. We view temporary price fluctuations as a chance to buy the stocks and bonds we feel represent strong opportunities over time. By the same token, our value requirements mean that we tend not to buy or hold stocks and bonds that have already appreciated significantly during a given cycle. This discipline helps keep us from paying too much for a security, or holding it too long.

Throughout 1996, our value approach was a benefit. While more growth-oriented stock strategies often outperform during strong bull markets, at the market's current price levels we feel a more conservative approach is appropriate. In bonds our careful strategies helped us successfully navigate the changing markets and avoid their pitfalls.

B. MML EQUITY FUND

How has the Fund performed over the past year?

The Fund performed well in 1996. The one-year total return was 20.25% as compared to the S&P 500 Index which was up 22.96%. The Fund participated in the continuing advance of stock prices, and in those few months when the market paused, the Fund retained its value better than the stock market overall. With the market now entering the seventh year since the most recent bull market began, we believe that this strategy of maintaining relatively low portfolio risk will be beneficial to the Fund in future periods.

What was your strategy over the past year's strong, but volatile market?

Our strategy remained consistent over the past year. We maintained a well-diversified portfolio by following our investment decision process of stock selection one-by-one. We find stocks through fundamental analysis, a `bottom up approach' to researching a company. We believe this approach is less risky and wiser than making investments based on economic forecasts.

Were there any investments that didn't perform as you'd expected?

The telephone industry was a disappointment last year. The major factor was the telecommunications deregulation bill which was signed into law in the spring of 1996. This bill provides for the eventual opening up of the industry to competition, and as companies prepare for this, increased marketing expenditures will restrain earnings growth. Early in 1996, the Fund had a relatively small commitment to this industry, but we steadily increased its weighting during the year as we found companies with competitive advantages which were undervalued relative to the market. In the long run, the surviving companies will prosper due to strong growth of telecommunications traffic.

What types of stocks performed best for you over the year?

The Fund's results benefited from strong performance by several of its largest holdings, such as Bristol Myers, General Electric, and Pfizer. The financial holdings were also outstanding performers, particularly the banks. Contributing to bank stock gains were an accommodative Federal Reserve policy, continued good loan loss experience, and the relentless trend toward industry consolidation.

                             [Graph Appears Here]

               EQUITY       STANDARD & POORS
PERIOD         INDEX        500
ENDING         FUND         INDEX FUND
1/1/87         10,000.00    10,000.00
1987           10,210.00    10,527.00
1988           11,913.03    12,274.48
1989           14,657.79    16,160.58
1990           14,583.03    15,659.60
1991           18,310.46    20,431.09
1992           20,229.39    21,987.94
1993           22,155.23    24,202.12
1994           23,063.60    24,519.17
1995           30,243.30    33,733.47
1996           36,367.56    41,482.05


AVERAGE  ANNUAL  TOTAL RETURN
 1 Year  5 Year  10 Year
   20.25%  14.71%   13.78%


Past performance is not predictive of future performance.


C. MML MONEY MARKET FUND

How has the Fund performed over the past year?

The Fund performed well. This has been another period of consistently good performance both on an absolute basis and versus other money market type investments. The yields from the very short maturity fixed income securities we invest in remained competitive over the year, and that has helped us. For the purpose of comparison, 91-day Treasuries returned 5.03% for the year while the Fund was up 5.01%. In all, during a year in which conflicting economic statistics caused volatility in the longer end of the bond market, "cash" investments like this one have been a good place for investors.



                      AVERAGE ANNUAL TOTAL RETURN
Money Market           1 Year   5 Year   10 Year
                         5.01%    4.13%      5.76%

                      AVERAGE ANNUAL TOTAL RETURN
Lipper Taxable MM Av   1 Year   5 Year   10 Year
                         4.80%    3.96%     5.52%

           Past performance is not predictive of future performance.

D. MML MANAGED BOND FUND

How did the Fund perform over the past year?

1996 was a trying year for the bond market, in part because interest rates rose somewhat over the course of the year, and also because releases of conflicting economic data filled the market with a high degree of volatility. Even so, the Fund's performance was positive with a one-year total return of 3.25% compared to the Lehman Brothers Government/Corporate Bond Index which was up 2.90%.

How did the bond market change over the past year?

Although there was a good degree of volatility throughout the year, conditions changed most during the first half of 1996. During 1995, interest rates fell, leading to excellent performance. In contrast, as rates increased over the past year, prices, especially in longer bonds and Treasuries, were damaged. So even though we were fully diversified across bond market sectors and maturities, this downturn had a temporary dampening effect on our portfolio's performance.

What investments worked best under these conditions?

Although the impact of the rate increase was felt immediately, the resulting steepening of the yield curve created value in the market over the longer term. But not all areas of the market suffered during the year. Non-investment grade bonds performed particularly well. While we avoid this sector of the market because of the relative risks associated with it, we were pleased with our holdings of investment grade corporate bonds and mortgage-backed securities. Investment grade corporate bonds, which made up 54.8% of the portfolio as of December 31, 1996, remained strong notwithstanding the broader market's difficulties. Corporate profits held steady and, as a result, demand in the bond market supported prices.

In addition to our successes with corporate bonds, mortgage-backed securities performed well. We tend to buy well-structured, seasoned issues, and, as their behavior tends to mimic corporate bonds, they worked well for us again this year. Since concerns about the prepayment of all types of mortgages are greatest when rates are falling, these securities paid competitive income and avoided significant price declines during the past year. Mortgage-backed securities constituted 21.4% of the Fund's portfolio at year end.

                             [GRAPH APPEARS HERE]


                 MML      LEHMAN BROTHERS
 PERIOD        MANAGED      GOVERNMENT/
 ENDING       BOND FUND   CORPORATE INDEX
 1/1/87       10,000.00     10,000.00
 1987         10,260.00     10,229.00
 1988         10,991.54     11,004.36
 1989         12,401.75     12,570.28
 1990         13,439.78     13,611.10
 1991         15,678.85     15,806.57
 1992         16,824.97     17,004.71
 1993         18,812.00     18,880.32
 1994         18,104.67     18,217.62
 1995         21,569.90     21,722.70
 1996         22,270.92     22,435.20

AVERAGE ANNUAL TOTAL RETURN
1 Year    5 Year   10 Year
 3.25%     7.27%     8.34%

Past performance is not predictive of future performance.

E. MML BLEND FUND

How did the Fund perform over the past year?

We are very pleased with the Fund's performance. Our one-year total return was 13.95% as compared to the Lipper Balanced Index which was up 13.01%. With 58% of the portfolio invested in stocks, we participated in the strong performance of the equity market over the period. But with 19% of the portfolio in bonds and the remaining 23% in cash and short-term fixed income investments, we were able to do so with far less risk than pure stock investments.

What types of stocks worked best over the period?

The stocks of the large, well-established companies we tend to own performed best over the year, and that was a benefit. Within the portfolio, some of our top performers were financial services, capital spending and technology stocks. Many of our bank stocks did well due to strong profits and ongoing consolidations. Capital spending stocks were also strong. We owned a full position in GE, which was one of our best performers, up approximately 40% for the year. And though we tend to be underweighted in technology stocks since few have the reasonable valuations and dividend records we require, we added to our position in IBM over the course of the year, and that benefited us.

On the whole, our stock strategy remained consistent over the past year. We maintained a well-diversified portfolio of what we considered the best stocks across numerous industries rather than making investments based on current economic forecasts. We worked to buy good value wherever we found it in the market, and we sold stocks that we felt had become risky, reaching what we targeted as peaks for their performance cycles.

What was your bond strategy during the year?

The bond portfolio turned in positive performance for the year, but it fell far short of the returns generated by stocks. The investment grade fixed income market had a somewhat difficult year due primarily to two factors. First, interest rates rose slightly, and that negatively impacted price performance. Second, a high level of volatility resulting from continuously changing economic expectations colored the market and investor emotion throughout the year. Our strategy inside this uneasy environment was to remain diversified among Treasuries, mortgage-backed securities, asset-backed securities, and corporate bonds, searching for opportunities to add value over time. This, plus maintaining a duration of approximately five years, kept our performance closely in line with our benchmark, the Lehman Brothers Government/Corporate Bond Index.


                             [GRAPH APPEARS HERE]


                                 Lipper
                 MML            Balanced
PERIOD          Blend              Fund
ENDING          Fund              Index
1/1/87        10,000.00        10,000.00
1987          10,311.55        10,413.00
1988          11,693.45        11,577.17
1989          14,027.91        13,857.88
1990          14,360.53        13,949.34
1991          17,807.70        17,552.45
1992          19,474.48        18,825.01
1993          21,362.78        21,027.53
1994          21,891.66        20,503.95
1995          26,988.04        25,545.87
1996          30,752.87        28,869.38


AVERAGE ANNUAL TOTAL RETURN
 1 Year        5 Year            10 Year
 13.95%        11.55%             11.89%

         Past performance's not predictive of future performance.

III. General Information


MML Trust is a no-load, open-end, management investment company, having five separate series of shares. This Prospectus provides information regarding the following four diversified series (the "Funds") of MML Trust: MML Equity Fund ("MML Equity"); MML Money Market Fund ("MML Money Market"); MML Managed Bond Fund ("MML Managed Bond"); and MML Blend Fund ("MML Blend"). Each Fund has its own investment objectives and policies and is designed to meet different investment needs.

MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust"). MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company. Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson and Company, Inc. ("Babson") manages the equity investments of MML Equity and the Equity Sector (the "Equity Sector") of MML Blend. Both MassMutual and Babson are registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Babson are referred to hereafter as the "Advisers"). For further information, see "Investment Managers" on page 13.

IV. The Funds

The investment objectives of each Fund discussed below are fundamental policies and may not be changed without the vote of a majority of that Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of any Fund means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares). There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon management's ability to assess changes in business and economic conditions. For further information about investment policies and techniques, see "Investment Practices of the Funds and Related Risks" on page 11.

A. MML EQUITY FUND

The primary investment objective of MML Equity is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income.

A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. Occasional investments may be made with the objective of short-term appreciation when in the judgment of Babson general economic conditions dictate that they may benefit MML Equity and are consistent with sound investment procedure.

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity-type securities such as preferred stocks, securities convertible into common stocks and warrants. Investments are made in securities of companies which, in the opinion of Babson, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer's historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor's 500 Composite Stock Price Index. Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Babson, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. Babson intends to engage in the active management of MML Equity's portfolio. The portfolio of the Fund is managed by James W. MacAllen, Executive Vice President and Chief Investment Officer of Babson. Mr. MacAllen has been associated with Babson since 1996. During 1996, Mr. MacAllen was also the Senior Vice President of Concert Capital Management, Inc. ("Concert"), and, as such, managed the portfolio of the Fund. (Concert merged with and into Babson effective as of December 31, 1996.) Prior to January 1, 1996, Mr. MacAllen was with Hagler, Mastrovita & Hewitt and prior to that was the President and Chief Investment Officer of Wilmington Capital Management.

B. MML MONEY MARKET FUND

The investment objectives of MML Money Market are to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.

MML Money Market will invest only in short-term (i.e., 397 days or less remaining to maturity) debt instruments, including but not limited to commercial paper; certificates of deposit; bankers' acceptances; short-term corporate obligations; obligations issued, sponsored, assumed or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ("U.S. Government securities"); and certain repurchase agreements with respect to any of the securities listed above (which underlying securities must be of the highest quality at the time the repurchase agreement is entered into but which securities may have maturities of more than one year). MML Money Market's dollar-weighted average portfolio maturity will be maintained at 90 days or less.

MML Money Market's non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in Tier 1 Securities, but it retains the right to invest no more than 5% of its net assets in Tier 2 Securities.

A Tier 1 Security is one that is rated in the highest rating category by at least one nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). MML Money Market will invest no more than 5% of its total assets in Tier 2 Securities. A Tier 2 Security is one that is rated in the second highest rating category by at least one NRSRO. Securities which are unrated may also qualify as Tier 1 and Tier 2 Securities if so determined by the Board of Trustees of MML Trust (the "Board of Trustees"). For a description of S&P and Moody's ratings, see the Statement of Additional Information.

Certificates of deposit and bankers' acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market's investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign obligations may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign branches of U.S. banks and foreign banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards, as domestic banks.

MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated that from time to time, MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when MassMutual deems that such transactions will improve the yield or the quality of the portfolio.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, an investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practical.

C.   MML MANAGED BOND FUND

The investment objective of MML Managed Bond is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.

Normally, the assets of MML Managed Bond will be invested primarily in investment grade, publicly-traded, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects. Except when invested for defensive purposes, at least 80% of total invested assets at market value at the time of a purchase will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) or, if unrated, which are judged by MassMutual to be of equivalent quality to securities so rated. For purposes of this Prospectus, a rating of BBB by S&P includes a security that has been rated BBB- by S&P, and a security rated Baa by Moody's includes a security that has been rated Baa3 by Moody's. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities.

In implementing the policies set forth in the preceding paragraph, MML Managed Bond may invest in (1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond's net assets being invested in such securities, and (2) securities of foreign issuers, provided however, MML Managed Bond may invest not more than 10% of its net assets in such securities, except as provided in (1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Normally, the Fund's duration will range from four to seven years. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

The portfolio of the Fund is managed by Mary E. Wilson, Senior Managing Director of MassMutual, with which she has been associated since 1982. As such, she oversees all public fixed income trading for MassMutual and its insurance company subsidiaries.

D.   MML BLEND FUND

The investment objective of MML Blend is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.

The Advisers will adjust the mix of investments among its three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing finan-cial market and economic conditions. The Advisers expect that such adjustments will normally be made in a gradual manner over a period of time. No investment will be made that would result in more than 90% of MML Blend's net assets being invested in the Equity Sector or in more than 50% of MML Blend's net assets being invested in the Bond Sector. Up to 100% of MML Blend's net assets may be invested in the Money Market Sector. No minimum percentage has been established for any of the sectors.

In addition to MML Blend's investment objective, each of its market sectors has a specific investment objective. Within the Equity Sector, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Within the Bond Sector, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Sector, MML Blend will attempt to achieve high current income, the preservation of capital, and liquidity. The portfolio of the Fund is managed by committee.

In seeking a high rate of return from dividends, interest income and capital appreciation as well as in seeking to preserve capital, the Advisers intend to engage in the active management of MML Blend's portfolio. (See "Investment Practices of the Funds and Related Risks - Portfolio Management" on page 12).


The portfolio of MML Blend will be invested in the following three market sectors:

1.   Equity Sector

The Equity Sector generally invests in equity-type securities in a substantially similar manner as described in the discussion of MML Equity on page 9.

2.   Bond Sector

The Bond Sector generally invests in the types of bonds and other debt securities described in the discussion of MML Managed Bond on page 10 with maturities usually exceeding one year. The Bond Sector may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend's total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities.

3.   Money Market Sector

The Money Market Sector invests in money market instruments and other debt securities with maturities generally not exceeding one year. For example, it may invest in:

      (a)  U.S. Treasury Bills and other U.S. Government securities;

      (b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, (such obligations may not exceed 25% of MML Blend's total assets);

      (c) commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's (P-1 or P-2) or S&P (A-1 or A-2);

      (d) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); or

      (e)  securities of foreign issuers.

While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities. During 1996, no debt securities were acquired by MML Blend which were not rated at least BBB by S&P or Baa by Moody's.

V.   Investment Practices Of The Funds And Related Risks

In managing their portfolios of investments, the Funds, pursuant to policies adopted by the Board of Trustees or where considered appropriate by the Advisers, may engage in various investment-related practices. The Funds' significant investment practices, which are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees without consent of shareholders, regarding these investment transactions and practices are discussed below. For further information see the Statement of Additional Information.

A.   DERIVATIVES TRANSACTIONS

Although each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information, the Funds' use of derivatives, other than forward contracts, is minimal. The Funds may use derivatives to attempt to: (a) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets generally due to increasing interest rates; (b) facilitate selling debt securities for investment reasons; (c) protect a Fund's unrealized gains or limit unrealized losses in the value of its securities; (d) establish a position in the debt securities markets as a temporary substitute for purchasing or selling particular debt securities; (e) manage the effective maturity or duration of fixed-income securities in a Fund's portfolio; or (f) manage its exposure to changing security prices (collectively, "Derivatives Transactions"). Most, if not all, of these Derivatives Transactions will involve the portfolios of MML Managed Bond and the Bond Sector of MML Blend as MML Trust has no present intent to enter into Derivatives Transactions with regard to MML Money Market, MML Equity, or the Equity or Money Market Sectors of MML Blend. The Funds will not use derivatives for speculative purposes.

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

There can be no assurance that the use of forward contracts or other derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of derivatives include: (1) the risk that interest rates and securities prices will not move in the direction anticipated; (2) imperfect correlation between the prices of forward contracts and the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds' other assets.

A Fund will not enter into a forward contract if as a result more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

B. PORTFOLIO MANAGEMENT

The Advisers intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. The Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on the Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Such trading places a premium on the Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If the Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when the Advisers believe that the result of the trading, net of transaction costs, will benefit the Funds.

C. RESTRICTED AND ILLIQUID SECURITIES

None of the Funds currently expects to invest in restricted or illiquid securities. However, each Fund may invest not more than 15% (10% in the case of MML Money Market) of its net assets in illiquid securities. These policies do not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, provided that such securities are determined to be liquid by the Board of Trustees, or by the Advisers pursuant to Board-approved guidelines. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

D. SECURITIES LENDING

MML Managed Bond and MML Blend may make loans of portfolio securities of not more than 10% of their respective total assets taken at current value, thereby realizing additional income. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual to be of good standing.

E. FEDERAL TAXES

The extent to which the Funds may enter into Derivatives Transactions and engage in portfolio trading may be limited by the Internal Revenue Code's requirements for qualification for regulated investment companies. It is each Fund's intention to qualify as such. See "Certain Tax and Accounting Information" in the Statement of Additional Information.

F. CASH POSITIONS

Each Fund, other than MML Money Market, may hold cash or cash equivalents to provide for liquidity (e.g. expenses and anticipated redemption payments) and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity may also invest in non-convertible preferred stocks.

VI. Investment Restrictions


The following is a description of certain investment restrictions, and exceptions to such restrictions, that apply to each Fund which may not be changed without a vote of a majority of the outstanding shares of such Fund. (For a description of additional investment restrictions, reference should be made to the Statement of Additional Information.)

Each Fund will not:

(1) Pledge or mortgage assets taken at market to an extent greater than 15% of the total assets of the Fund taken at cost;

(2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions (as described on pages 11-12) and in reverse repurchase agreements (as described in the Statement of Additional Information), provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund's borrowings (including all obligations under financial futures contracts on debt obligations); and

(3) Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

    (a) In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers' acceptances (see "The Funds - MML Money Market Fund" on pages 9-10).

    (b) MML Money Market, MML Managed Bond and the Bond Sector of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these Fund's total assets in either the electric utility or telephone industries.

VII. Investment Managers

MassMutual serves as investment manager of each Fund pursuant to a separate investment management agreement executed by MassMutual and each Fund (the "Management Agreements"). MassMutual also acts as the transfer agent and the dividend paying agent. MassMutual is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual is licensed to transact a life insurance business in all states of the United States, the District of Columbia, Puerto Rico and certain Provinces of Canada. MassMutual is also a registered investment adviser. At December 31, 1996 MassMutual, together with its subsidiaries, had total assets of approximately $55.7 billion and in excess of $130.8 billion in assets under management.

Under the Management Agreements, which are substantially identical, MassMutual is authorized to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees. The Management Agreements provide that MassMutual will perform all administrative functions relating to the Funds and will bear all expenses of the Funds except: (1) taxes and corporate fees payable to government agencies; (2) brokerage commissions (which may be higher than other brokers charge if paid to a broker which provides brokerage and research services to the Advisers or for use in providing investment advice and management to the Funds and other accounts over which the Advisers exercise investment discretion) and other capital items payable in connection with the purchase or sale of Fund investments; (3) interest on account of any borrowings by the Funds; (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Advisers or MML Trust; and (5) fees of the Funds' independent certified public accountants.

For providing the services and bearing the expenses described above, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000,
 .40% of the next $200,000,000 and .35% of any excess over $500,000,000.
MassMutual has unilaterally agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1998. In 1996 MML Equity, MML Money Market, MML Managed Bond, and MML Blend paid fees to MassMutual amounting to .38%, .49%, .48% and .37%, respectively, of their average daily net assets during the year.

Each Management Agreement between MassMutual and each Fund automatically terminate: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust; or (2) upon its assignment. Under the terms of each Management Agreement, each Fund recognizes MassMutual's control of the initials "MML" and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under each Management Agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual has entered into sub-advisory agreements (the "Sub-Advisory Agreements") whereby Babson manages the investment of the assets of MML Equity and the Equity Sector of MML Blend. Babson is a registered investment adviser that has been providing investment counseling to institutions and individuals for over 50 years. As of December 31, 1996, Babson had over $7.6 billion of assets under management. Babson is a wholly-owned subsidiary of DLB Acquisition Corporation, a controlled subsidiary of MassMutual.

Pursuant to the Sub-Advisory Agreements, MassMutual pays Babson (1) a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity as of the close of each business day for the investment advisory services Babson provides with respect to MML Equity and (2) a quarterly fee equal to an annual rate of .13% of the average daily net asset value of the Equity Sector of MML Blend as of the close of each business day for the investment advisory services Babson provides with respect to the Equity Sector of MML Blend. The Sub-Advisory Agreements automatically terminate upon the termination of the respective Management Agreements between MassMutual and MML Equity and MML Blend.

Securities held by the Funds are also frequently held by the Advisers in their investment accounts and by other investment companies for which the Advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or companies at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that such execution advantage and the desirability of retaining the Advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

VIII. Capital Shares

MML Trust is a "series" company which is authorized to issue an unlimited number of shares in separate series of the same class. To date, shares of five series have been authorized, four of which constitute the interests in the four Funds described in this Prospectus. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new shares in addition to the Funds without the necessity of a vote of shareholders of MML Trust. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of Trustees. On any matter submitted to shareholders, shares of each series entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the series' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual series, and (ii) when Trustees have determined that any matter affects only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or
(iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or Trustees of MML Trust. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX. Net Asset Value

The net asset value of each Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

A. MML MONEY MARKET FUND

It is the intention of MML Money Market to maintain a per share net asset value of $1.00, although this cannot be assured. Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder's account, which increase is recorded promptly after the end of each calendar month. MML Money Market's portfolio instruments are valued on the basis of amortized cost.

B. OTHER FUNDS

Generally, the other three Funds value portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges or the NASDAQ national market system, are valued by one or more pricing services, as authorized by the Board of Trustees. Normally, the values are based upon the last reported sale price of the security. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees. In all other cases, assets (including restricted securities) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

X. Sale And Redemption Of Shares

The shares of each Fund are sold at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load."

Each Fund redeems its shares at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the request for redemption. The redemption price for shares of MML Equity, MML Managed Bond and MML Blend may be more or less than the shareholder's cost. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefore by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

XI. Tax Status

It is the policy of each Fund to comply, and in 1996 each Fund did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require each of the Funds to be adequately diversified in order for a variable annuity and variable life contract funded by MML Trust to receive favorable tax treatment as an annuity or life insurance contract. Among other requirements, the regulations limit each Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Funds intend to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Funds are described in the prospectuses for such accounts.

XII. Dividends And Capital Gains Distributions

The Funds intend to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income, imposed by the Tax Reform Act of 1986. The declaration and distribution policies specific to each Fund are outlined below.

A. MML EQUITY FUND

Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of MML Equity at net asset value on the day after the record date for the distribution, at the option of the shareholder.

B. MML MONEY MARKET FUND

The net income of MML Money Market, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day on which the Exchange is open, and all the net income so determined is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.

C. MML MANAGED BOND AND MML BLEND FUNDS

Dividends out of net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, for the year are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at net asset value on the day after the record date for the distribution, at the option of the shareholder.

XIII. Investment Performance

Each of the Funds may from time to time advertise certain investment performance figures. These figures are based on historical earnings and are not intended to indicate future performance.

MML Money Market may quote its yield and its effective yield. The yield of MML Money Market refers to the income generated by the Fund over a seven-day period (which period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond, MML Blend and MML Equity may also quote yield. The yield for each of those Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time, which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return and holding period return differ from yield in that the return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures. For more information about the investment performance of the Funds, see the Statement of Additional Information.

XIV. Management Of MML Trust

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of each of the Funds and Babson is the sub-adviser to MML Equity and the Equity Sector of MML Blend. In those capacities, MassMutual and Babson are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of the Trustees under a Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of MML Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of MML Trust, but MML Trust's property only shall be bound.

                           MML Series Investment Fund


                                1295 State Street
                        Springfield, Massachusetts 01111

                                ---------------

                               INVESTMENT MANAGER

                   Massachusetts Mutual Life Insurance Company
                                1295 State Street
                        Springfield, Massachusetts 01111

                             INVESTMENT SUB-ADVISOR

                        David L. Babson and Company, Inc.
                               One Memorial Drive
                         Cambridge, Massachusetts 02142

                             INDEPENDENT ACCOUNTANTS

                            Coopers & Lybrand L.L.P.
                               2300 BayBank Tower
                        Springfield, Massachusetts 01101

                                    CUSTODIAN

                                  Citibank N.A.
                                 111 Wall Street
                            New York, New York 10005

                                ---------------


            For Use With:
           . Massachusetts Mutual Variable Annuity Funds 1 and 2
           . MML Bay State Variable Life Separate Accounts I, II, III, IV and V . MML Bay State Variable Annuity Separate Account 1
           . Massachusetts Mutual Variable Life Separate Accounts I and II
           . Massachusetts Mutual Variable Annuity Separate Accounts 1, 2 and 3 . Massachusetts Mutual Separate Account C


This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                        Rule 485(b)
                                                        Registration No. 2-39334
                                                        File No. 811-2224



                          MML SERIES INVESTMENT FUND


                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MML SERIES INVESTMENT FUND DATED MAY 1, 1997 (THE "PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM THE SECRETARY, MML SERIES INVESTMENT FUND, 1295 STATE STREET, SPRINGFIELD, MASSACHUSETTS 01111.


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE FOLLOWING FUNDS:

                          .  MML EQUITY FUND
                          .  MML MONEY MARKET FUND
                          .  MML MANAGED BOND FUND
                          .  MML BLEND FUND


                           DATED MAY 1, 1997

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
GENERAL INFORMATION...................................................      1
INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS...................      1
INVESTMENT RESTRICTIONS...............................................     10
MANAGEMENT OF THE MML TRUST...........................................     12
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................     19
INVESTMENT MANAGEMENT AND OTHER SERVICES..............................     19
BROKERAGE ALLOCATION..................................................     21
CAPITAL SHARES........................................................     23
PURCHASE, REDEMPTION AND PRICING OF
  SECURITIES BEING OFFERED............................................     23
TAX STATUS............................................................     25
CERTAIN TAX AND ACCOUNTING INFORMATION................................     25
INVESTMENT PERFORMANCE................................................     26
EXPERTS...............................................................     27
REPORT OF INDEPENDENT ACCOUNTANTS.....................................    F-1
FINANCIAL STATEMENTS OF THE TRUST

  (1)  Statement of Assets and Liabilities
       As of December 31, 1996........................................    F-2
          MML Equity Fund; MML Money Market Fund; MML Managed
          Bond Fund; and MML Blend Fund

  (2)  Statement of Operations
       For the year ended December 31, 1996...........................    F-3
          MML Equity Fund; MML Money Market Fund; MML Managed
          Bond Fund; and MML Blend Fund

  (3)  Statement of Changes in Net Assets
       For the years ended December 31, 1996 and 1995.................    F-4
          MML Equity Fund; MML Money Market Fund; MML Managed
          Bond Fund; and MML Blend Fund

  (4)  Financial Highlights...........................................    F-5

  (5)  Schedules of Investments as of December 31, 1996...............    F-8
          MML Equity Fund; MML Money Market Fund; MML Managed
          Bond Fund; and MML Blend Fund

  (6)  Notes to Financial Statements..................................   F-20

APPENDIX--Securities Ratings....................................... A-1 - A-4


                            I. GENERAL INFORMATION

MML Series Investment Fund ("MML Trust") is a no-load, open-end, management investment company having five separate series of shares. MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. This Statement of Additional Information provides information regarding the following four diversified series (the "Funds") of MML Trust: MML Equity Fund ("MML Equity"); MML Money Market Fund ("MML Money Market"); MML Managed Bond Fund ("MML Managed Bond"); and MML Blend Fund ("MML Blend").

Shares of MML Trust are not offered to the general public but solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company ("MML Bay State"). MML Trust was formed as a voluntary association of the type known as a "business trust" organized under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as amended from time to time (the "Declaration of Trust").

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements pursuant to which David L. Babson & Company, Inc. ("Babson") manages the investment of the assets of MML Equity and the assets of the Equity Sector ("Equity Sector") of MML Blend. MassMutual and Babson are each registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Babson are referred to hereinafter collectively as the "Advisers").

            II. INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS

The following information supplements and should be read in conjunction with the discussion of the Funds' investment objectives, techniques and policies described in the Prospectus. The fundamental investment objectives and investment restrictions of each Fund (as described in the Prospectus and below) may not be changed without a vote of a majority of such Fund's outstanding shares. A "majority of the outstanding shares" of any Fund means the lesser of
(1) 67% of such Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of such Fund's outstanding shares. All other investment policies and techniques of each Fund may be changed by the Board of Trustees of MML Trust without a vote of shareholders. For example, such other policies and techniques include investment in new types of debt instruments which may be devised in the future, or which are presently in disuse but may become more prominent in the future, and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the present policies of such Fund. There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon the Advisers' ability to assess changes in business and economic conditions.

In managing their portfolios of investments, the Funds may purchase various securities, investment related instruments and make use of various investment techniques, including those described below.

A. MML Managed Bond

It is a non-fundamental policy of MML Managed Bond to invest all of its assets in investment grade securities as discussed in the Prospectus. While MML Managed Bond has no current expectation to invest in non-investment grade securities, MML Managed Bond may invest up to twenty percent (20%) of its assets in non-investment grade debt instruments and preferred stocks. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

B. MML Blend -- Money Market Sector

The Money Market Sector of MML Blend may invest in commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's Investors Services, Inc. (Aaa, Aa or A) or Standard & Poor's Ratings Group (AAA, AA or A) and U.S. dollar denominated foreign commercial paper. This sector may also invest in repurchase agreements and securities of foreign issuers, provided that such securities of foreign issuers not be more than 10% of the Sector's total assets. See "Investment Practices of the Fund and Related Risks -- Other Investment Practices -- Foreign Securities" for a discussion of the risks associated with investing in foreign securities.

C. Derivatives

Although each Fund is authorized to engage in Derivatives Transactions as indicated in the Prospectus, the Funds have no current expectation of entering into such transactions in a material way other than the use of forward contracts. Nonetheless, the following is a discussion of the Funds' authority to enter into Derivative Transactions and a description of such transactions and instruments. Examples of Derivative Transactions include entering into financial futures transactions, writing covered call options on securities and futures or covered puts on securities and futures and entering into forward contracts, swap agreements, and other similar instruments (collectively referred to as "Derivatives").

The Funds may use Derivatives to try to: (a) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets generally due to increasing interest rates; (b) protect a Fund's unrealized gains or limit unrealized losses in the value of its securities; (c) facilitate selling debt securities for investment reasons;
(d) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities; (e) manage its exposure to changing security prices; or (f) manage the effective maturity or duration of fixed income securities in a Fund's portfolio (collectively "Derivatives Transactions").

     1. Forward Contracts -- Each Fund may purchase or sell securities on a "when issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. The Funds use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

     2. Currency Swaps -- The Funds may invest in debt securities of foreign issuers that are not denominated in U.S. dollars. In such cases, the Funds will enter into currency transaction either to hedge the foreign currency risks or to effectively convert the debt security to U.S. dollars.

     3. Interest Rate Swap Agreements -- Swap Agreements -- An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by MassMutual on behalf of a Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. A Fund usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

     4. Futures -- The Funds may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish the effective rate of return on portfolio securities with more certainty than would otherwise be possible. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. By entering into a futures contract for the purchase of a debt obligation, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by entering into a futures contract for the sale of a debt obligation it will legally obligate itself to make delivery of the security against payment of the agreed price. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss as explained below.

     While futures contracts based on debt securities provide for the delivery and acceptance of securities, such deliveries and acceptances usually are not made. Generally, the futures contract is terminated by entering into an offsetting transaction. The closing out of a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Instead of entering into an offsetting position, however, a Fund might make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so.

     Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. The Fund will incur brokerage fees in connection with its futures transactions, however, and will be required to deposit and maintain funds with a registered futures commission merchant or its custodian bank in a segregated account as margin to guarantee performance of its future obligations. A Fund initially will be required to deposit with its custodian bank or a registered futures commission merchant an amount of "initial margin" consisting of cash or U.S. Treasury bills currently equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market".

     To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts.

     5. Call and Put Options

     Call Options -- give the right to a person to buy a security at a stated price, or strike price, within a stated period. A call option can be exercised during the exercise period if the spot price rises above the strike price; if not, the option expires. A call option backed by the securities underlying the option is a covered call option. The owner of the security will normally sell covered call options to collect premium income or to reduce price fluctuations of the security. A covered call option limits the capital appreciation of the underlying security. As a writer of a call option, a Fund receives a premium, that may be an additional source of income for the Fund, for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such profit.

     Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. The writing of call options could result in increases in the Funds' portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     Put Options -- give the holder the right to sell the underlying securities to the Fund during the term of the option at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options are "covered" by a Fund, for example, when it has established a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid high quality debt securities. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

     6. Interest Rate Caps -- The purchase of an interest rate cap entitles the purchaser, to the extent a specific index exceeds a predetermined interest rate, to receive payments on a contractually-based notional amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specific index falls below a predetermined interest rate, to receive payments of interest on a contractually-based notional principal amount from the party selling the interest rate floor. In instances determined by the Board of Trustees, a Fund selling caps and floors would maintain in a segregated account cash or high-grade liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors.

     7. Other Derivatives -- The Funds may use other derivatives that are or become appropriate in the context of each Fund's investment objectives and in a manner and to an extent permitted by law and authorized by the Board of Trustees pursuant to guidelines proposed by MassMutual.


Derivatives Limitations -- The policies limiting the use of Derivatives are non-fundamental policies established by the Board of Trustees. The policies may be changed by the Board without obtaining shareholder approval. MML Trust's current non-fundamental policies are: (1) a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund's total assets would be committed to initial margin deposits on such contracts; (2) a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options; (3) a Fund would not write a covered call or put option if as a result more than 20% of the Fund's total assets would be in one or more segregated accounts covering call and put options; and (4) a Fund would not enter into a forward contract if as a result more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts. Additionally, a Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the "300% asset coverage test"). Borrowings for this purpose include obligations under any futures contract on a debt obligation.

Segregated Accounts -- If a Fund enters into forward contracts, it must cover such contracts by, for example, establishing a segregated account with its custodian bank consisting of cash, U.S. Government issued securities and other liquid high quality debt securities. The assets of the account must have a value equal to or greater than the aggregate amount of that Fund's commitment under forward contracts (that is, greater than the aggregate of the purchase price of the underlying security on the delivery date). If the value of the securities in the segregated account declines, additional cash or high grade liquid assets will be placed in the account so that the value of the account will equal the amount of the Fund's commitments. At the time of entering into a forward contract, the segregated account covering such forwards shall not exceed 25% of the Fund's assets. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to "cover" the forward contracts. Forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline of the Fund's other assets. A Fund may realize short-term gains or losses upon the sale of forward contracts.

Risks in Using Derivatives -- There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of futures, options, forward contracts, and swaps include:

a. the risk that interest rates and securities prices will not move in the direction anticipated;

b. imperfect correlation between the price of futures, options, forward contracts and the prices of the securities being hedged;

c. the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

d. the possible absence of a liquid secondary market for any particular instrument at any time;

e. futures contracts and options can be highly volatile;

f. the writing of call options could result in increases in the Funds' portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate;

g. the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

h. the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; and

i. forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds' other assets.

D. Other Investment Practices

     1. Repurchase Agreements -- MML Money Market, MML Managed Bond, and MML Blend may enter into repurchase agreements. While it is the current expectation that not more than 5% of each such Fund's total assets would be invested in repurchase agreements at any one time, each such Fund may invest not more than 10% of their respective total assets in such agreements. Under a repurchase agreement, a Fund acquires an obligation for a relatively short period (usually not more than one week) subject to the agreement of the seller (a member bank of the Federal Reserve System or a securities dealer) to repurchase the obligation at an agreed upon price and date. The repurchase price reflects an agreed-upon interest rate unrelated to the coupon rate on the purchased obligation. A repurchase agreement is considered to be loans by a Fund for purposes of its investment restrictions. Investments in repurchase agreements will be limited to transactions with financial institutions which are believed by MassMutual to present minimal credit risks. While the repurchase agreements will provide that the underlying security at all times shall have a value at least equal to the resale price stated in the agreement, if the seller defaults, the Fund could realize a loss on the sale of the underlying security. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying securities to the seller's estate.

     2. Reverse Repurchase Agreements -- MML Blend and MML Managed Bond may engage in reverse repurchase agreements, which are agreements in which MML Blend or MML Managed Bond, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. Each such Fund will maintain a segregated account which will contain cash or high-grade debt obligations having a current market value at all times in an amount sufficient to repurchase securities pursuant to outstanding reverse repurchase agreements. Reverse repurchase agreements are borrowings subject to the 300% asset coverage test described in the Prospectus. See "Investment Restrictions" in the Prospectus.

     3. Restricted and Illiquid Securities -- None of the Funds currently expects to invest in restricted or illiquid securities, although, as a non-fundamental policy, each Fund may invest no more than 15% (10% in the case of MML Money Market) of its net assets in illiquid securities. However, this policy does not limit the purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), provided that such securities are determined to be liquid by the Board of Trustees or the Adviser if such determination is pursuant to Board-approved guidelines.

     Although the Board of Trustees is responsible for determining the liquidity of restricted securities, it is not required to specifically approve and review each restricted security recommended by the Advisers for the Funds' portfolios. With respect to Rule 144A securities, for example, the Board of Trustees is responsible for establishing guidelines for determining the liquidity and value of securities and monitoring the Adviser's implementation of the guidelines. Such guidelines have been adopted and take into account trading activity and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing their fair value. Securities not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the Funds' investments could be impaired if trading does not develop or declines.

     Restricted securities frequently can be purchased at a discount from the price of unrestricted securities of the same class, and the valuation of such securities in the Funds' portfolios (which will be their fair value as determined in good faith by the Board of Trustees of MML Trust or pursuant to the direction of the Board of Trustees subject to its review) will generally reflect such discount in whole or in part until the restriction is eliminated. With the exceptions of Rule 144A securities and commercial paper, the Funds generally do not expect to purchase restricted securities unless the issuer has agreed to pay the expenses of registering such securities under the Securities Act. However, under some circumstances the Funds may dispose of such securities privately at a discount or pay the cost of registration. A considerable period may elapse between the time a Fund decides to sell restricted securities and the time a suitable purchaser is found or registration is effected. Any such lapse of time would reduce the Fund's flexibility and also delay its ability to dispose of such securities, thereby subjecting the Fund to the risk of a market decline in the interim or, in a thin market, a decline caused by the proposed sale itself. In disposing of restricted securities, the Funds may be underwriters as that term is defined in the Securities Act.

     4. Warrants -- MML Equity and MML Blend may each invest in warrants. A warrant typically gives the holder the right to purchase an underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment for the holder. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period.


     5. Foreign Securities -- Generally, the Funds may invest not more than 10% of their respective net assets in the securities of foreign issuers, whether or not the securities are listed on a domestic or foreign exchange. It is the current expectation, however, that MML Equity will make no such investments. If such investments are made by MML Managed Bond or MML Blend, it is presently expected that no more than 5% of the Fund's respective net assets will be invested in such securities. Investments in Canadian securities have their own limitations as set forth in the Prospectus.

     In making foreign investments, each Fund will be subject to a number of factors and risks not generally associated with investments in domestic securities. For example, foreign securities usually are denominated in foreign currencies which means that their value will be affected favorably or unfavorably by changes in the strength of the U.S. dollar relative to other currencies as well as to other factors that affect security prices. Moreover, foreign issuers are not subject to uniform legal, accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. issuers. Other risks include: unfavorable political or economic developments, applicability of less stringent regulation of foreign securities markets, the availability of less information about the issuer of the security in question, possible seizure, expropriation or nationalization of foreign assets, the imposition of foreign withholding tax on dividend or interest payments, greater expenses because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. Foreign securities markets also have different clearance and settlement procedures.

     6. U.S. Government Obligations -- Obligations issued by the U.S. Government which MML Money Market, MML Managed Bond and MML Blend may purchase include U.S. Treasury bills, notes and bonds having no more than one year remaining to maturity. At present, obligations of United States agencies or instrumentalities which MassMutual intends to purchase for the portfolio of MML Money Market include principally obligations of Government National Mortgage Association (which are backed by the full faith and credit of the United States) and obligations of the Federal National Mortgage Association and the Federal Home Loan Banks (which may be backed only by the credit of the issuer itself).

     7. Money Market Instruments: Large Denominations -- Certain money market instruments are available only in relatively large denominations, and others may carry higher yields if purchased in relatively large denominations. For example, yields on certificates of deposit for $1,000,000 or over could be higher than yields on certificates of deposit for less than $1,000,000. Also, it is believed by MassMutual that an institutional purchaser of money market instruments who has the ability to invest relatively large sums on a regular basis may have investment opportunities that are not available to those who invest smaller sums less frequently. Certain of the investment restrictions of the Funds, and in particular MML Money Market, limit the percentage of its assets which may be invested in certain industries or in securities of any issuer. Accordingly, while MML Money Market has relatively small net assets and net cash flow from sales and redemptions of shares, it may be unable to invest in money market instruments paying the highest yield available at a particular time.

     8. MML Money Market Investments -- All of MML Money Market's assets will qualify as Eligible Securities, which include both "First Tier" and "Second Tier" Securities, at the time of their purchase. Eligible Securities may also include certain long term securities with, at the time of purchase, a remaining maturity of 397 days or less, provided the issuer has received from a nationally recognized statistical rating organization, such as Standard & Poor's Ratings Group ("S&P") or Moody's Investors Services,
     Inc. ("Moody's"), a rating with respect to short term obligations in one of the top two rating categories, or provided the issuer is similarly rated with respect to a class of short-term securities that is comparable in priority and security. A security qualifies as a First Tier Security if two nationally recognized statistical rating organizations ("NRSROs") have both given it their highest ratings, even if other NRSROs have rated it lower, or if one NRSRO has given it the highest rating, but only if the security has been rated by only the one NRSRO. In addition to S&P and Moody's, other NRSROs include: Duff & Phelps, Inc., Fitch Investors, Inc., IBCA Limited and IBCA, Inc. A Second Tier Security is one that is rated in the second highest rating category by one or more NRSROs. In certain circumstances, unrated securities may qualify as First or Second Tier Securities if MML Trust's Board of Trustees determines that such securities are of comparable quality to First or Second Tier Securities and the purchase of such unrated securities is approved or ratified by the Board of Trustees. Purchases of securities that have only been rated by one NRSRO also must be approved or ratified by MML Trust's Board of Trustees.

     MML Money Market generally is prohibited from investing more than 5% of its total assets in the securities of one issuer. The 5% limit also applies to investments in bank instruments that are securities, such as certificates of deposits, bankers acceptances and letters of credit. After giving effect to the securities collateralizing a repurchase agreement, a fund may not invest more than 5% of its total assets in any one issuer, including the issuer of securities collateralizing the repurchase agreement. Where the underlying securities are not U.S. Government securities, they must be First Tier securities at the time the agreement is entered into. If the repurchase agreement is fully collateralized, the fund need look solely to the underlying securities to determine whether it meets the diversification test. A safe harbor to the 5% diversification limitation permits a fund to invest more than 5% of its total assets in First Tier Securities of a single issuer for up to 3 business days after the purchase to allow a fund more flexibility, such as, to invest large cash inflows. This "safe harbor" can only be used by a fund for one investment at a time and is only available with respect to 25% of the fund's total assets.

     If MassMutual becomes aware that any unrated security or Second Tier Security has received a rating by any NRSRO below its second highest rating category, MassMutual will either (1) dispose of the security within 5 business days and so notify the Board of Trustees, or (2) immediately call a meeting of the Board to reassess whether such security presents a minimal credit risk. If a First Tier Security ceases to be a First Tier Security, MassMutual will reassess promptly whether such security continues to present minimal credit risk. No reassessment is necessary if MassMutual promptly determines that it would be in the best interest of the Fund to sell such security and promptly does so. MML Money Market must dispose of defaulted securities and securities that are no longer Eligible Securities unless the Board determines it would not be in the best interest of the fund. The Board may take into account market conditions that "could affect the orderly disposition of the security" (i.e. a fund would not necessarily have to dispose of the security in a "fire sale"). If MML Money Market holds one or more defaulted securities that, immediately before the default, accounted for one half of one percent or more of fund assets, it must promptly notify the SEC of this fact and indicate what action it intends to take.

     9. Lower Quality Debt Instruments and Preferred Stock -- MML Managed Bond and MML Blend may invest in debt instruments and preferred stock not rated in the top four rating categories by S&P or Moody's. MML Managed Bond may invest not more than 20% of its total invested assets in such investments and MML Blend may invest not more than 10% of its total assets in such investments. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations. Because of the relatively high risks associated with investments in lower quality securities, an investor should carefully consider the manner in which MML Managed Bond and MML Blend seeks to achieve their respective investment objectives and such investor's ability to assume these risks before investing in MML Managed Bond or MML Blend.

     10. Investment Basket -- The Board of Trustees, notwithstanding any of the investment restrictions set forth in this Statement of Additional Information or those set forth in the Prospectus, except those imposed as a matter of law, may authorize one or more Funds to invest in any security or investment related instrument, or to engage in investment related transactions or practices, such as newly developed debt instruments or hedging programs, provided that the Board has determined that to do so is consistent with the Fund's investment objectives and policies, has adopted reasonable guidelines for use by the Fund's Advisers, and provided further that at the time of making such an investment or entering into such transaction, such investments or instruments account for no more than 10% of the Fund's total assets. MML Trust has no current plans to use this authority.

     11. Variable Rate Master Demand Notes -- While the Money Market Sector of MML Blend may purchase variable rate master demand notes, it has never done so and has no current intention of doing so in the foreseeable future.

     12. Trading Activity -- It is the policy of MML Equity not to invest for the purpose of exercising management or control. It is also the policy of MML Equity not to engage in arbitrage activities. In seeking a high rate of return from interest income and capital appreciation as well as in seeking to preserve capital values, MassMutual intends to engage in the active management of MML Managed Bond's portfolio. MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated that from time to time MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money markets or among particular instruments within the same segment of the market to make purchases and sales when management deems that such transactions will improve the yield or the quality of the portfolio.

     The Advisers intend to use trading as a means of managing the portfolio of MML Blend in seeking to achieve its investment objective. Portfolio trading involves transaction costs, but will be engaged in when the Advisers believe that the result of the trading, net of transaction costs, will benefit the Fund.

                          IV. INVESTMENT RESTRICTIONS

The following is a description of certain restrictions on investments of the Funds (in addition to those described in the Prospectus) which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund.

Each Fund will not:

     1. Make an investment in the securities of any issuer if such investment when made would cause more than 5% of the value of the total assets of the Fund to be invested in such securities (other than U.S. Government securities), or, in the case of MML Equity Fund, would cause more than 10% of the outstanding securities of any class of such issuer to be held by MML Equity;

     2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that each Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts (see "Investment Practices of the Funds and Related Risks - Derivatives");

     3. Purchase commodities or commodity contracts, except to the extent that each Fund may enter into financial futures contracts (see the Prospectus and "Investment Practices of the Funds and Related Risks - Derivatives");

     4. Purchase the securities of companies which (including predecessors) are less than three years old, if such purchase would cause more than 5% of the value of the total assets of the Fund to be invested in such companies;

     5. Hold more than 10% of the voting securities of any one company;

     6. Purchase or hold the securities of any company, if to the knowledge of the Board of Trustees of MML Trust, persons who are officers or directors of MassMutual or officers or Trustees of MML Trust, and who individually own more than 1/2 of 1% of the securities of that company, together own more than 5% of such securities;

     7. Make short sales of securities;

     8. Write, purchase or sell puts, calls or combinations thereof, except: each Fund may write call options on the securities in its portfolio and enter into closing purchase transactions with respect thereto (see "Investment Practices of the Funds and Related Risks - Derivatives - Call and Put Options");

     9. Make loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual;

     10. Purchase or sell real estate or interests in real estate, although it may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate;

     11. Invest in securities of other investment companies, except (A) as part of a merger, consolidation or other corporate acquisition, or (B) by purchases in the open market at no more than customary brokers' commissions, as a result of which not more than 5% of the value of the total assets of the Fund would be so invested and no more than 3% of the total outstanding voting stock of any one investment company would be held;

     12. Participate in the underwriting of securities, except to the extent that each Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g. investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law);

     13. Make loans, except (i) through the acquisition of bonds, debentures, notes or other evidences of indebtedness in which the Fund is authorized to invest, (ii) in the case of MML Money Market, MML Managed Bond and MML Blend, through repurchase agreements (repurchase agreements of each such Fund maturing in more than seven days not to exceed 10% of the value of the total assets of such Fund), and (iii) in the case of MML Managed Bond and MML Blend, through the lending of portfolio securities with respect to not more than 10% of the total assets of each such Fund taken at current value. (The present intention is that securities loans would be made to broker-dealers only pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays the Fund an amount equal to any interest or dividends on the securities lent. The Fund also receives a portion of the interest on the securities purchased with the cash collateral (high-grade interest-bearing short-term obligations), or a fee from the borrower. Although voting rights, or rights to consent, with respect to the securities lent pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order to vote the securities on a material event affecting the investment. Such loans may also be called in order to sell the securities involved);

     14. Issue senior securities, except to evidence borrowings permitted by investment restriction (2) described in the Prospectus, or

     15. Pledge or mortgage assets at market to an extent greater than 15% of the total assets of the Fund taken at cost.

                          IV. MANAGEMENT OF MML TRUST

MML Trust has a Board of Trustees, a majority of which must not be "Interested Persons" as defined in the Investment Company Act of 1940 as amended (the "1940 Act"). The Board of Trustees has established an Advisory Board that has advisory functions only as to investments made by MML Trust. Trustees of MML Trust, members of the Advisory Board, and principal officers of MML Trust are listed below together with information on their age, address, positions with MML Trust, principal occupations during the past five years and other principal business affiliations.

Gary E. Wendlandt/*/         Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA 01111
Age: 46

     Chief Investment Officer (since 1993) and Executive Vice President, MassMutual; Chairman and Chief Executive Officer, MassMutual Institutional Funds; Chairman (since 1995), President (1983-1995) and Trustee, MassMutual Corporate Investors (closed-end investment company); Chairman (since 1995), President (1988-1995) and Trustee, MassMutual Participation Investors (closed-end investment company); Chairman (since 1996), Antares Leveraged Capital Corp. (finance company); Chairman, HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment, Inc. (investor in MassMutual High Yield Partners LLC); Advisory Board Member (since 1996), MassMutual High Yield Partners LLC (high yield bond fund); President and Director (since 1995), DLB Acquisition Corporation (holding company for investment advisers); President and Chief Executive Officer (1994-1996), Director (1992-1996), Concert Capital Management, Inc. (former indirect investment advisory subsidiary of MassMutual Holding Company); Director, Oppenheimer Acquisition Corporation (investment advisory holding company); Supervisory Director, MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Chairman (since 1994) and Director (since 1993), MML Realty Management Corporation; Chairman (since 1994), Chief Executive Officer (1994-1996), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Trust); Director, Merrill Lynch Derivative Products, Inc.; Chairman (1994-1995) and Director (1993-1995), MML Real Estate Corporation.

Ronald J. Abdow              Trustee of MML Trust
1400 Elm Street
West Springfield, MA 01089
Age: 65

     President, Abdow Corporation (operator of restaurants); General Partner, Grove Investment Group (apartment building syndicator); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Trustee (since
     1994), MassMutual Institutional Funds (open-end investment company).

Mary E. Boland               Trustee of MML Trust
67 Market Street
Springfield, MA 01102
Age: 57

     Attorney at Law, Egan, Flanagan and Cohen, P.C. (law firm), Springfield, MA; Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

--------------------
/*/ Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

Richard G. Dooley/*/         Vice Chairman and Trustee of MML Trust
1295 State Street
Springfield, MA  01111
Age: 67

     Consultant (since 1993), Executive Vice President and Chief Investment Officer (1978-1993), MassMutual; Director (since 1996), Investment Technology Group, Inc.; Director, The Advest Group, Inc. (financial services holding company), Hartford Steam Boiler Inspection and Insurance Co., New England Education Loan Marketing Corporation; Director, Kimco Realty Corp. (shopping center ownership and management); Director (since
     1993), Jefferies Group, Inc. (financial services holding company); Director and Vice President, Oppenheimer Acquisition Corporation (investment advisory holding company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company); Vice Chairman (since 1995), Chairman (1982-1995), MassMutual Corporate Investors, and Vice Chairman (since
     1995), Chairman (1988-1995), MassMutual Participation Investors (closed-end investment companies); Director (1992-1995), Chairman (1982-1992) Concert Capital Management, Inc. (former indirect investment advisory subsidiary of MassMutual); Director (1993-1995), Luxonen S.A. (Swedish investment fund); Supervisory Director (1991-1995), MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Director (1984-1993), MML Real Estate Corporation (real estate management subsidiary of MassMutual Holding Company) and MML Realty Management Corporation (subsidiary of MassMutual Holding Company to manage real estate projects).

F. William Marshall, Jr.     Trustee of MML Trust
1441 Main Street
Springfield, MA 01102
Age: 55

     President, Chief Executive Officer and Director (since 1993), SIS Bank (formerly, Springfield Institution for Savings); Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Charles J. McCarthy          Trustee of MML Trust
181 Eton Road
Longmeadow, MA 01106
Age: 73

     Proprietor, Synectics Financial Company (venture capital activities, business consulting and investments); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

--------------------
/*/ Trustee who is an "interested person" of MML Trust within the definition set forth in Section 2(a)(19) of the 1940 Act.

John H. Southworth           Trustee of MML Trust
195 Eton Road
Longmeadow, MA 01106
Age: 69

     Chairman (since 1993) and President (1984-1992), Southworth Company (manufacturer of paper and calendars); Director (since 1995), Trustee (until 1995), SIS Bank (formerly, Springfield Institution for Savings); Trustee (since 1994), MassMutual Institutional Funds (open-end investment company).

Richard H. Ayers             Advisory Board Member
1000 Stanley Drive
New Britain, CT 06053
Age: 54

     Adviser to Chairman (since 1997), Chairman and Chief Executive Officer (1989-1996) and Director (since 1985), The Stanley Works (manufacturer of tools, hardware and specialty hardware and specialty hardware products); Director (since 1986), Southern New England Telecommunications Corp.; Director, (since 1988) Perkin-Elmer Corp.; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

David E. A. Carson           Advisory Board Member
850 Main Street
Bridgeport, CT 06604
Age: 62

     President and Chief Executive Office, People's Bank; Director, United Illuminating Co.; Trustee, American Skandia Trust (open-end investment company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Richard W. Greene            Advisory Board Member
University Of Rochester
Rochester, NY 14627
Age: 61

     Executive Vice President and Treasurer (since 1986), University of Rochester (private university); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Beverly C. L. Hamilton       Advisory Board Member
515 South Flower Street
Los Angeles, CA 90071
Age: 50

     President, ARCO Investment Management Co.; Vice President, Atlantic Richfield Company; Director (since 1992), Connecticut Natural Gas; Director, Emerging Markets Growth Fund (closed-end investment company); Trustee (since 1996), MassMutual Institutional Funds (open-end investment company).

Stuart H. Reese              President of MML Trust
1295 State Street
Springfield, MA 01111
Age:  41

     Executive Director (since 1997), Senior Vice President (1993-1997), MassMutual; President (since 1995), Executive Vice President (1993-1995), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Director (since 1996), Antares Leveraged Capital Corp. (finance company) and Charter Oak Capital Management, Inc. (investment adviser); President and Director (since 1996), HYP Management Inc. (managing member of MassMutual High Yield Partners LLC), and MMHC Investment Inc. (investor in MassMutual High Yield Partners LLC); President (since 1995), MassMutual Institutional Funds (open-end investment company); Director (since 1994), MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Supervisory Director (since 1994), MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Director (1994-1996), Pace Industries (aluminum die caster); Vice President and Managing Director (1990-1992), Capital Markets Group of Aetna Life & Casualty Company; Chairman and President (1990-1993), Aetna Financial Services, Inc.


Mary E. Wilson               Senior Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 43

     Senior Managing Director (since 1996), Vice President and Managing Director (1991-1996), MassMutual; Senior Vice President (since 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment, Inc. (investor in MassMutual High Yield Partners LLC); Vice President, MassMutual Participation Investors (closed-end investment company); Vice President (since 1992), MassMutual Corporate Investors; Vice President (1991-1995) Oppenheimer Investment Grade Bond Fund.

Hamline C. Wilson            Vice President and Chief Financial
1295 State Street                  Officer of MML Trust
Springfield, MA 01111
Age: 59

     Senior Managing Director (since 1996), Vice President and Managing Director (1989-1996), MassMutual; Vice President and Chief Financial Officer (since
     1994), MassMutual Institutional Funds (open-end investment company); Vice President and Chief Financial Officer (since 1988), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Investment Officer (1992-1996), Vice President (1983-1992), Concert Capital Management, Inc.

Stephen L. Kuhn              Vice President and Secretary
1295 State Street                    of MML Trust
Springfield, MA 01111
Age: 50

     Vice President and Associate General Counsel, MassMutual; Vice President and Secretary, MassMutual Institutional Funds, MassMutual Participation Investors and MassMutual Corporate Investors; President, MassMutual/Carlson CBO N.V. Inc. (collateralized bond fund); Assistant Secretary (since 1996), Antares Leveraged Capital Corp.; Chief Legal Officer and Assistant Secretary (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Assistant Clerk (1994-1996), Chief Legal Officer (1993-1996), and Clerk (1992-1994), Concert Capital Management, Inc.

Nancy S. Muise               Vice President of MML Trust
1295 State Street
Springfield, MA 01111
Age: 47

     Second Vice President, MassMutual.

Raymond B. Woolson           Treasurer of MML Trust
1295 State Street
Springfield, MA 01111
Age: 38

     Senior Managing Director (since 1996), Second Vice President (1992-1996), Director/Fund Account Administration (1989-1992), MassMutual; Treasurer, MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Institutional Funds; Vice President and Chief Financial Officer (since 1995, 1996), HYP Management, Inc. (managing member of MassMutual High Yield Partners LLC) and MMHC Investment Inc. (investor in Mass Mutual High Yield Partners LLC).


Mark B. Ackerman                Comptroller of MML Trust
1295 State Street
Springfield, Ma 01111
Age: 31

     Investment Director (since 1996), Associate Director (1993-1996), MassMutual; Associate Treasurer (since 1995), MassMutual Participation Investors and MassMutual Corporate Investors; Comptroller (since 1997) Associate Treasurer (1995-1996), MassMutual Institutional Funds (open-end investment company).

The Trustees and officers of MML Trust named above, as a group, own less than one percent of the shares of any of the Funds.

MML Trust's Declaration of Trust provides that MML Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with MML Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of MML Trust or that such indemnification would relieve any Trustee or officer of any liability to MML Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The following table discloses actual compensation paid to non-interested Trustees of MML Trust and members of its Advisory Board during the 1996 fiscal year. MML Trust paid no compensation to any of its officers. MML Trust has no pension or retirement plan, but does have a deferred compensation plan. One Trustee elected in 1994 to receive these benefits over a three year period, beginning in 1994 when he became 67 years old. All of the non-interested Trustees and members of the Advisory Board also serve as Trustees of one other registered investment company managed by MassMutual.

===================================================================================================================================
                              Aggregate  Compensation    Deferred Compensation       Estimated Annual     Total Compensation from
Name/Position                 from MML Trust             Plan Benefits Accrued as    Benefits Upon        MML Trust and Fund
                                                         Part of MML Trust           Retirement           Complex
                                                         Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Abdow,
Ronald  J.                         $16,000                      N/A                        N/A                   $32,000
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Boland,                            $16,000
Mary E.                        ($8,000 Paid by                  N/A                        N/A                   $32,000
Trustee                          MassMutual)
-----------------------------------------------------------------------------------------------------------------------------------
Marshall,
William F.
Trustee                            $11,300                      N/A                        N/A                   $23,333
-----------------------------------------------------------------------------------------------------------------------------------
McCarthy,
Charles J.                         $17,000                      N/A                        N/A                   $34,000
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Southworth,
John H.                            $17,000                     $2,310                   $39,246                  $73,246
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Ayers,
Richard H.                         $ 4,000                      N/A                        N/A                   $ 6,000
Advisory Board
Member
-----------------------------------------------------------------------------------------------------------------------------------
Carson,
David E. A.
Advisory Board                     $ 4,000                      N/A                        N/A                   $ 6,000
Member
-----------------------------------------------------------------------------------------------------------------------------------
Greene,
Richard W.
Advisory Board                     $ 4,000                      N/A                        N/A                   $ 6,000
Member
-----------------------------------------------------------------------------------------------------------------------------------
Hamilton,
Beverly C. L.
Advisory Board                     $ 4,000                      N/A                        N/A                   $ 6,000
Member
===================================================================================================================================

      V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

MassMutual and MML Bay State were the record owners of all of the outstanding shares of MML Trust as of April 1, 1997. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual and MML Bay State as to how shares of MML Trust deemed attributable to their contracts shall be voted. MassMutual and MML Bay State generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. MassMutual's address and MML Bay State's address are 1295 State Street, Springfield, Massachusetts 01111.

          VI. INVESTMENT MANAGEMENT AND OTHER SERVICES

MassMutual serves as investment manager of each Fund pursuant to a separate investment management agreement between MassMutual and MML Trust on behalf of each Fund (the "Management Agreements"). Under the Management Agreements, which are substantially identical, MassMutual is authorized to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees of MML Trust.

Pursuant to the Management Agreement, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000 and .35% of any excess over $500,000,000. MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1998. The net asset values of the Funds at December 31, 1996 and the investment management fees each paid during the past three years were:

MML Equity Fund

  Net Assets (December 31, 1996):  $1,701,998,369

  Investment Management Fees:

     1994         $3,191,449
     1995         $4,178,204
     1996         $5,787,673

MML Money Market Fund

  Net Assets (December 31, 1996):  $145,231,042


  Investment Management Fees:
     1994         $412,832
     1995         $501,924
     1996         $612,942

MML Managed Bond Fund

  Net Assets (December 31, 1996):  $181,572,285


  Investment Management Fees:
     1994         $620,816
     1995         $681,807
     1996         $820,434

MML Blend Fund

  Net Assets (December 31, 1996):  $2,093,990,240


  Investment Management Fees:
     1994         $5,476,633
     1995         $6,344,373
     1996         $7,525,674

The Management Agreement with each Fund may be terminated by the Board of Trustees of MML Trust, or by vote of a majority of the outstanding shares of such Fund, or by MassMutual. Such termination requires 60 days' written notice to be given and may be effected without the payment of any penalty. In addition, each such Management Agreement automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees of MML Trust, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Each Management Agreement also provides that its continuance will be submitted to the shareholders of the Fund in the event the use of the initial "MML" is withdrawn from the Fund by MassMutual.

Effective January 1, 1993, MassMutual entered into two investment sub-advisory agreements (the "Sub-Advisory Agreements") with Concert Capital Management, Inc. ("Concert") whereby Concert agreed to assume MassMutual's duties to manage the investment of the assets of MML Equity and the Equity Sector of the MML Blend. From 1993 through 1996, Concert served as investment sub-adviser to MML Equity and the Equity Sector of MML Blend. On January 1, 1996, the employees of Concert became co-employees of Babson. At the time, both Concert and Babson were wholly-owned subsidiaries of DLB Acquisition, a controlled subsidiary of MassMutual. Concert merged with and into Babson effective December 31, 1996. Thus, effective January 1, 1997, Babson serves as the investment sub-adviser to MML Equity and the Equity Sector of MML Blend pursuant to the Sub-Advisory Agreements. MassMutual is ultimately responsible for providing investment advice to these Funds and will continue to provide administrative and non-investment advisory services to the Funds.

MassMutual pays Babson a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity as of the close of each business day for the investment advisory services Babson provides with respect to MML Equity. MassMutual pays Babson a quarterly fee equal to an annual rate of .13% of the average daily net asset value of the Equity Sector of MML Blend as of the close of each business day for the investment advisory services Babson provides with respect to the Equity Sector of MML Blend. Additionally, Babson agreed to assume the expenses associated with fund accounting for MML Equity and the Equity Sector of MML Blend, however, Babson has no responsibility for providing such fund accounting services.

The Sub-Advisory Agreements will terminate automatically upon their assignment or upon the termination of the respective Management Agreement or by MassMutual upon sixty days' written notice or by liquidation of either MML Equity or the Equity Sector of MML Blend. Citibank, N.A., 111 Wall Street, New York, New York 10005, acts as custodian of the cash and securities of each Fund. As such, it holds in custody each Fund's portfolio securities and receives and delivers them upon purchases and sales.

                           VII. BROKERAGE ALLOCATION

Each Fund's Management Agreement with MassMutual provides that the Fund may pay brokerage commissions which are higher than other brokers would charge if paid to a broker which provides brokerage and research services to MassMutual and that MassMutual will follow such practices in placing portfolio transactions for the Fund as may from time to time be set forth in its Prospectus or specified by the Board of Trustees of MML Trust. Consistent with this agreement, the present policy of the Funds and the Advisers is that the Advisers, in placing brokerage transactions for the Funds, is to seek best execution by responsible brokerage firms at reasonably competitive commission rates. By virtue of the Sub-Advisory Agreements, Babson is subject to the same rights, obligations and procedures that apply to MassMutual pursuant to its Management Agreements with MML Equity and MML Blend. The Advisers evaluate the overall reasonableness of brokerage commissions they negotiate with their brokers through their familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. The Advisers review commission rates, research, execution and settlement services performed, making internal and external comparisons.

With respect to investments by MML Managed Bond and by MML Blend in its Bond Sector, it is anticipated that most purchases and sales by such Funds will be with underwriters or with major dealers in debt instruments acting as principals. With respect to investment by MML Money Market and by MML Blend in its Money Market Sector, it is anticipated that most purchases and sales by such Funds will be with the issuers or with major dealers in money market instruments acting as principals. MML Managed Bond, MML Money Market and MML Blend in its Bond and Money Market Sectors usually do not pay brokerage commissions, although they will incur other transaction costs. In connection with fixed-income purchases or sales, it is MassMutual's current policy not to enter into soft dollar arrangements with brokers. However, MassMutual reserves the ability to enter into such arrangements if it were to determine that to do so would be appropriate. In such a case, MassMutual would seek best execution by responsible brokerage firms at competitive commission rates. To the extent consistent with this policy, brokerage transactions could be placed with firms which provide brokerage and research services to MassMutual and such transactions could be paid for at higher rates than other firms would charge. In placing principal transactions, MassMutual seeks best price and execution and generally utilizes principal market makers, but when this primary consideration has been met, such transactions could be placed with brokers who have provided brokerage and research services. MassMutual believes that placing brokerage business with brokers who provide brokerage and research services can be appropriate in certain circumstances in light of the value of brokerage and research services in providing investment management to its advisory clients.

With respect to MML Equity and the Equity Sector of MML Blend, Babson seeks best execution by responsible brokerage firms at competitive commission rates. To the extent consistent with this policy, brokerage transactions may be placed with firms which provide brokerage and research services to Babson and may be paid for at higher rates than other firms would charge. In placing principal transactions, Babson seeks best price and execution and generally utilizes principal market makers, but when this primary consideration has been met, such transactions may be placed with brokers who have provided brokerage and research services. Babson believes that placing brokerage business with brokers who provide brokerage and research services is appropriate in light of the value of brokerage and research services in providing investment management to its advisory clients. Brokerage and research services received include: advice as to the value of portfolio securities; the advisability of investing in, purchasing or selling securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services will be utilized generally in providing investment advice and management to accounts over which the Advisers exercise investment discretion, and not all of such services necessarily will be utilized in providing investment advice and management to the Funds. The Advisers believe that brokerage and research services are very important in providing investment advice and management to the Funds, but that they cannot be given a dollar value. The receipt of brokerage and research services may reduce the expenses of the Advisers.

At the beginning of each year, Babson estimates the total amount of commissions expected to be generated by all of its advisory clients, based on commission rates, past portfolio turnover rates, assets under management, and cash flow allocated for common stocks. A majority of the total estimated commissions is then allocated among those firms providing services of a research or brokerage nature, with those firms providing relatively more valuable services being allocated larger shares than those providing less valuable services. A portion of the total estimated commissions is then allocated for brokers providing research on specific securities during the year (so called "idea firms"), with the remaining total estimated commissions allocated for execution purposes only. These allocations then serve as Babson's full-year targets as long as each particular trade falls within Babson's standards for the best execution, including price and commission rate. During the year, Babson will determine whether the yearly allocations are still appropriate, and adjustments are made based on any shifts in relative importance of the services provided, or any change in the total amount of commissions expected to be generated.

Employees of MassMutual are primarily responsible for the portfolio decisions of MML Money Market, MML Managed Bond, and the Money Market Sector and the Bond Sector of MML Blend. Employees of Babson are primarily responsible for the portfolio decisions of MML Equity and the Equity Sector of MML Blend. Such employees are also responsible for placing their portfolio transactions and, where applicable, negotiating the rate of brokerage commission paid. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. During 1996, no recapture for the benefit of MML Trust of any brokerage commissions or similar fees paid by MML Trust on portfolio transactions has been effected.

Brokerage commissions paid by the Funds for the fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994, respectively were as follows: MML Equity $794,996, $390,475, and $374,807; and MML Blend $535,301, $365,905 and
$484,130. MML Money Market and MML Managed Bond did not incur any brokerage commissions during these periods. In 1996, $584,697,581 of MML Trust's securities transactions involving $908,224 in brokerage commissions were placed with brokers who furnished research services.

Richard G. Dooley, Vice Chairman of MML Trust's Board of Trustees, is a director of Jefferies Group Inc., the parent of Jefferies & Co., a registered broker-dealer. MML Trust paid aggregate brokerage commissions to Jefferies & Co. of $2,845 in 1994, $0.00 in 1995 and $4,536 in 1996.

                             VIII. CAPITAL SHARES

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or the Trustees. The Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which MML Trust itself would be unable to meet its obligations. Management believes that in view of the above the risk of personal liability to shareholders is remote.

       IX. PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

MML Trust is a no-load mutual fund. Fund shares are sold at their net asset value as next computed after receipt of the purchase order, without the addition of any selling commission or "sales load." Each Fund redeems its shares at their net asset value as next computed after receipt of the request for redemption. The redemption price may be paid in cash or wholly or partly in kind if MML Trust's Board of Trustees determine that such payment is advisable in the interest of the remaining shareholders. In making such payment wholly or partly in kind, the Fund will, as far as may be practicable, deliver securities or property which approximate the diversification of its entire assets at the time. No fee is charged on redemption. The redemption price may be more or less than the shareholder's cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

The net asset value of each Fund's shares is determined once daily as of the close of the New York Stock Exchange (currently 4:00 p.m.) on each day on which the Exchange is open for trading. The New York Stock Exchange is not open for trading on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. The net asset value of each Fund share is the total net asset value of the applicable Fund divided by the number of its shares outstanding. The total net asset value of each Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities. It is the intention of MML Money Market Fund to maintain a per share net asset value of $1.00, although this cannot be assured.

Except as to MML Money Market, the manner of determining the value of the total assets of each Fund is briefly discussed below. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system. If securities are unlisted or there is no reported sale price, the bid price of the prior trade date will be used. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees of MML Trust believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. In all other cases, assets (including restricted securities) are valued at their fair value as determined in good faith by the Board of Trustees of MML Trust, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

MML Money Market's portfolio instruments are valued on the basis of amortized cost which involves initially valuing an instrument at its cost and thereafter making a constant amortization to maturity of any discount or premium, regardless of the impact of changes in market interest rates on the market value of the instrument. While this method provides certainty of valuation, it may result in periods in which the value, as determined by amortized cost, is higher or lower than the price MML Money Market would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of MML Money Market computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for its portfolio instruments. Thus, if the use of amortized cost by MML Money Market resulted in a lower aggregate portfolio value on a particular day, a prospective investor in MML Money Market would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing market values, and existing investors in MML Money Market would receive less investment income. The converse would apply in a period of rising interest rates.

The valuation of MML Money Market's portfolio instruments based upon their amortized cost and the concomitant maintenance of MML Money Market Fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 of the SEC. MML Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, generally may purchase only instruments having remaining maturities of thirteen months (397 days) or less, and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality with minimal credit risks.

The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, MML Money Market's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of MML Money Market's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine the extent of any deviation in MML Money Market's net asset value from $1.00 per share calculated by using available market quotations, and whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it must take such corrective action as it regards as necessary and appropriate, including: the sale of portfolio instruments prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be greater or less than $1.00 per share.

Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market Fund in the shareholder's account, which increase is recorded promptly after the end of each calendar month.

Futures contracts are valued based on the market price for the futures contract, unless such price does not reflect the fair value of the contract, in which case it will be valued by or under the direction of the Board of Trustees of MML Trust. When MML Managed Bond or MML Blend enters into a forward commitment to purchase a security it will record the security as an asset which will be marked-to-market daily to reflect the value of the security determined in the manner set forth above. The obligation to pay the purchase price of the security will be a liability which remains fixed in amount.



                                 X. TAX STATUS

The Treasury Department has issued Regulations under Internal Revenue Code
Section 817(h), that pertain to diversification requirements for variable annuity and life insurance contracts. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.

The Regulations require each of the four Fund's assets to be diversified so that no single investment represents more than 55% of the value of the Fund's total assets, no two investments represent more than 70% of the Fund's total assets, no three investments represent more than 80% of the Fund's total assets and no four investments represent more than 90% of the Fund's total assets. A "safe harbor" is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of "government securities", each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the "safe harbor" test described above). MML Trust intends to comply with these diversification requirements. It is the policy of each Fund to comply, and in 1996 each Fund did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, none of the Funds will be subject to federal income tax on any distributed net income or capital gains.

The Funds intend to declare capital gain and ordinary income dividends by the end of each calendar year and to distribute such dividends no later than January 31 of the following year to the extent necessary to avoid the 4% excise tax on undistributed regulated investment company income enacted by the Tax Reform Act of 1986. The 4% excise applies to the excess of the required distribution for the calendar year over the amount treated as distributed for that year. The required distribution equals 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income for the one year period ending October 31 (or December 31, if the Fund so elects) and any shortfall of income or gains from the prior year not previously so distributed.

                  XI. CERTAIN TAX AND ACCOUNTING INFORMATION

As previously indicated, it is the policy of each of the Funds to meet the requirements of the Internal Revenue Code to qualify as a regulated investment company under the federal tax law. One of these requirements is that less than 30% of its gross income can be derived from gains from the sale or other disposition of certain assets (including securities) held for or considered under Internal Revenue Code rules to have been held for less than three months. Accordingly, the Funds will be restricted in selling newly acquired positions, engaging in certain option writing activities and certain hedging activities.

When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

Special rules (including mark-to-market, straddle and wash sale rules) exist for determining the timing of recognition of income or loss, the character of such income or loss, and the holding periods of certain of the Fund's assets in the case of certain transactions involving futures contracts, forward contracts and options. MML Trust will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of MML Trust.

                          XII. INVESTMENT PERFORMANCE

MML Money Market may advertise investment performance figures, including its yield and its effective yield. MML Money Market's yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The Fund's effective yield will be calculated by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a stated seven-day period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

MML Equity, MML Managed Bond and MML Blend may advertise investment performance figures, including yield. Each Fund's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       YIELD = 2[((a-b)/cd + 1)/6/ - 1]

Where: a = dividends and interest earned during the period.
       b = expenses accrued for the period (net of reimbursements, if any).
       c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d = the maximum offering price (which is the net asset value) per share on the last day of the period.

Each of the Funds may advertise its total return and its holding period return. Total return quotations will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P(1 + T)/n/ = ERV   Where:  P = a hypothetical initial payment of $1,000.
                            T = average annual total return.
                            n = number of years.
                            ERV = ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

Holding period return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical initial payment by the value of the initial investment (assuming reinvestment of all distributions). Each investment performance figure will be carried to the nearest hundredth of one percent. These investment performance figures do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance figures.

MML Equity Fund's yield, based on the 30-day period ended December 31, 1996 was 2.52%. The Fund's total returns for the 1, 5, 10 and 15 year periods each ended December 31, 1996 were 20.25%, 14.71%, 13.78% and 16.01%, respectively. The
Fund's holding period returns for the 1, 5, 10 and 15 year periods each ended December 31, 1996 were 20.25%, 98.62%, 263.69% and 827.82%, respectively.

MML Money Market Fund's yield for the seven-day period ended December 31, 1996 was 4.95% and its effective yield for such period was 5.08%. The Fund's total returns for the 1, 5, and 10 year periods each ended December 31, 1996 were 5.01%, 4.13%, and 5.76% respectively. The Fund's total return for the period beginning December 16, 1981 and ending December 31, 1996 was 6.84%. The Fund's holding period returns for the 1, 5 and 10 year periods each ended December 31, 1996 were 5.01%, 22.40%, and 75.13% respectively. The Fund's holding period return for the period beginning December 16, 1981 and ending December 31, 1996 was 170.43%.

MML Managed Bond Fund's yield, based on the 30-day period ended December 31, 1996, was 7.23%. The Fund's total returns for the 1, 5, and 10 year periods each ended December 31, 1996 were 3.25%, 7.27%, and 8.34% respectively. The Fund's total return for the period beginning December 16, 1981 and ending December 31, 1996 was 10.40%. The Fund's holding period returns for the 1, 5, and 10 year periods each ended December 31, 1996 were 3.25%, 42.04%, and 122.70% respectively. The Fund's holding period return for the period beginning December 16, 1981 and ending December 31, 1996 was 342.98%.

MML Blend Fund's yield, based on the 30-day period ended December 31, 1996 was 3.28%. The Fund's total return for the 1, 5 and 10 year periods ended December 31, 1996 were 13.95%, 11.55%, and 11.89%, respectively. The Fund's total return for the period beginning February 3, 1984 and ending December 31, 1996 was 13.13%. The Fund's holding period return for the 1, 5 and 10 year periods ended December 31, 1996 were 13.95%, 72.69% and 207.54%, respectively. The Fund's holding period return for the period beginning February 3, 1984 and ending December 31, 1996 was 391.79%.

                                 XIII. EXPERTS

The financial statements of each of the Funds which comprise the MML Series Investment Fund included in this Statement of Additional Information have been included herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but MML Trust's property only shall be bound.

                                   APPENDIX

                              SECURITIES RATINGS

This is a description of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's") commercial paper and bond ratings:

I. Commercial Paper Ratings:

S&P Commercial Paper Ratings -- are graded into four categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. 'A' Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

  "A-1": This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

  "A-2": Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

Moody's Commercial Paper Ratings -- employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

  Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     . Leading market positions in well-established industries.
     . High rates of return on funds employed.
     . Conservative capitalization structure with moderate reliance on debt and ample asset  protection.
     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
     . Well established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2: Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

II.  Bond Ratings

S&P describes its four highest ratings for corporate debt as follows:

 A:AAA --Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA --Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A --Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

 B:BBB --Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's describes its four highest corporate bond ratings as follows:

   Aaa --Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa --Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

     A --Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa --Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P describes its below investment grade ratings for corporate debt as follows:

          BB, B, CCC, CC, C -- Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB --Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B --Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC --Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC --The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C --The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    C1 --The rating "C1" is reserved for income bonds on which no interest is being paid.

     D --Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's describes its below investment grade corporate bond ratings as follows:

    Ba  --Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B --Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa --Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca --Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C --Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C: OTHER INFORMATION

Item 24: Financial Statements and Exhibits

 (a) Financial Statements:

     Financial Statement Information Included in Part A

        Supplementary Per Share Information for MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund.

     Financial Statements Included in Part B

        Report of Independent Accountants

        Statement of Assets and Liabilities as of December 31, 1996

        Statement of Operations for the year ended December 31, 1996

        Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995

        Financial Highlights

        Schedule of Investments as of December 31, 1996

        Notes to Financial Statements

 (b) Exhibits:

 Exhibit 1:    Registrant's Agreement and Declaration of Trust, as restated
               May 14, 1993, incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

 Exhibit 2: Registrant's By-Laws, as amended and restated August 6, 1993, incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

 Exhibit 3:    None.

 Exhibit 4:    None.

 Exhibit 5(a) Copy of executed Investment Management Agreements between each of Registrant's four series and Massachusetts Mutual Life Insurance Company ("MassMutual"), as approved by shareholders of the Trust on April 16, 1993, incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

 Exhibit 5(b) Copy of executed Investment Sub-Advisory Agreement between MassMutual and Concert Capital Management Inc. ("Concert"), with respect to the provision of investment advice as to MML Equity and the Equity Sector of MML Blend, as
                approved by shareholders of the Trust on April 16, 1993, incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A.

 Exhibit 6:     None.

 Exhibit 7:     None.

 Exhibit 8: Conformed copies of Custodian Agreements between each of the Funds and Citibank, N.A. incorporated by reference to Exhibit 8 of the Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A.

 Exhibit 9:     None.

 Exhibit 10: Opinion of counsel as to the legality of shares being registered, incorporated by reference to Registrant's Rule 24f-2 Notice filed on February 27, 1997.

 Exhibit 11(a): Consent of Independent Accountants.

 Exhibit 11(b): Power of Attorney

 Exhibit 12:    None.

 Exhibit 13:    None.

 Exhibit 14:    None.

 Exhibit 15:    None.

 Exhibit 16: Schedule of computations of Performance Quotations, incorporated by reference to Exhibit 16 of Post Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A.

 Exhibit 17:    Financial Data Schedule

 Exhibit 18:    None

Item 25: Person Controlled by or Under Common Control with Registrant
         ------------------------------------------------------------

At the date of this Post-Effective Amendment, Registrant did not, directly or indirectly, control any person. Registrant was organized by MassMutual primarily for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and life insurance company subsidiaries of MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant's series as are purchased with separate account assets; however, where required to do so, MassMutual and its subsidiaries will vote such shares only in accordance with instructions received from owners of the contracts pursuant to which sums are placed in such separate accounts. The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.

1. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

2. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by MassMutual.

3. MassMutual Holding Company, a Delaware corporation, all the stock of which is owned by MassMutual.

4. MML Bay State Life Insurance Company, a Missouri corporation, all the stock of which is owned by MassMutual.

5. MassMutual of Ireland, Ltd., incorporated in the Republic of Ireland, that formerly provided claims service to group life and health contract holders for MassMutual, all of the stock of which is owned by MassMutual.

6. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

7. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

8. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

9. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

10. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

11. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

12. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

13. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

14. MML Investors Services, Inc., a registered broker-dealer incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Company and G. R. Phelps & Co.

15. G.R. Phelps & Company, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer and investment adviser, all the stock of which is owned by MassMutual Holding Company.

16. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

17. MassLife Seguros de Vida S.A. (Argentina), a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.99% of the outstanding capital stock of MassLife Seguros de Vida S.A.

18. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

19. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for certain investment advisory subsidiaries of MassMutual. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

20. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC.

21. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company, all of the stock of which is owned by MassMutual Holding Trust I.

22. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

23. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

24. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

25. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

26. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

27. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

28. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

29. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual High Yield Partners LLC. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

30. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

31. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 90% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

32. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

33. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

34. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

35. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual International, Inc. owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

36. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

37. MML Securities Corporation, a Massachusetts securities corporation, all of the stock of which is owned by MML Investors Services, Inc.

38. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation.

39. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB Acquisition Corporation.

40. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

41. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

42. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

43. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 90% ownership interest in this company.

44. DISA Insurance Services of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

45. Diversified Insurance Services of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

46. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

47. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.

48. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas and operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.

49. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker and is controlled MML Insurance Agency, Inc.

50. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

51. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

52. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

53. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

54. Oppenheimer Value Stock Fund ("OVSF") is a series of Oppenheimer Integrity Funds, a Massachusetts business trust. OVSF is a registered open-end investment company of which MassMutual and its affiliates own 29% of the outstanding shares of beneficial interest.

55. Oppenheimer Series Fund Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates owns at least 15% of the outstanding shares of beneficial interest of each of four series.

56. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

57. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

58. Oppenheimer Real Asset Management, Inc., a Delaware corporation, all the stock of which is owned by OppenheimerFunds, Inc.

59. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

60. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

61. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

62. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

63. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, 80% of the stock of which is owned by OppenheimerFunds, Inc.

64. Centennial Capital Corporation, a former sponsor of unit investment trust incorporated in Delaware, all the stock of which is owned by Centennial Asset Management Corporation.

65. Compensa Compania Seguros De Vida, a Chilean insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company

66. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

67. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

68. The DLB Fund Group, an open-end management investment company, of which MassMutual owns at least 25% of each series.

MassMutual is the investment adviser the following investment companies, and as such may be deemed to control them.

1. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

2. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

3. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

4. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

5. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation that issued Collateralized Bond Obligations on or about May 1, 1991, which is owned equally by MassMutual interests (MassMutual and MassMutual Holding MSC, Inc.) and Carlson Investment Management Co.

6. MassMutual Corporate Value Partners, Limited, an off-shore unregistered investment company.

7. MassMutual High Yield Partners LLC, a high yield bond fund organized as Delaware limited liability company.

Item 26: Number of Holders of Securities
----------------------------------------

As of May 1, 1997, the number of holders of record of each class of securities of Registrant was as follows:

     Title of Class    Number of Record Holders
     --------------    ------------------------

     Shares of
     Beneficial                      2
     Interest

Item 27: Indemnification
------------------------

Article VIII of Registrant's Agreement and Declaration of Trust provides for the indemnification of Registrant's Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual's directors' and officers' liability insurance program, which covers Registrant's Trustees and officers, consists of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

MassMutual's present insurance coverage has an overall limit of $60 million annually ($15 million of which is underwritten by National Union Fire Insurance Company, $15 million of which is underwritten by Executive Risk Indemnity, Inc., $10 million of which is underwritten by Continental Casualty Co., $5 million of which is underwritten by Federal Insurance Co., and $15 million of which is underwritten by Sargasso Mutual Insurance Company). There is a deductible of $200,000 per claim under the corporate coverage. There is no deductible for individual Trustees or officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28: Business and Other Connections of the Investment Adviser
-----------------------------------------------------------------

a. The Investment Adviser


MassMutual is the investment adviser for Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation which was originally chartered in 1851. As a mutual life insurance company, the Company has no shareholders. MassMutual's primary business is ordinary life insurance. MassMutual also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the district of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into the MassMutual.

MassMutual's principal lines of business are (i) the Individual Line, which provides life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses;
(ii) Pension Management, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; (iii) Life and Health Benefits Management, which previously provided group life and health insurance products and related services to corporations and other institutions; this line was transferred to a subsidiary in December 1994, and the subsidiary was subsequently sold in March of 1996; and (iv) MassMutual Investment Management Group, which provides advisory services for MassMutual's general investment account and separate investment accounts, as well as for various closed-end and open-end investment companies and external institutional clients, through its own staff and those of OppenheimerFunds Inc. and David L. Babson and Company, Inc., in which MassMutual indirectly owns a controlling interest.

The directors and executive vice presidents of MassMutual, their positions and their other business affiliations and business experience for the past two years are listed below.

Directors

ROGER G. ACKERMAN, Director and Member, Auditing and Human Resources Committees

     Chairman and Chief Executive Officer (since 1996), President and Chief Operating Officer (1990-1996), Corning Incorporated (manufacturer of specialty materials, communication equipment and consumer products), One Riverfront Plaza, Corning, New York; Director (since 1993), Dow Corning Corporation (producer of silicone products), 2200 West Salzburg Road, Midland, Michigan; Director, The Pittson Company (mining and marketing of coal for electric utility and steel industries) One Pickwick Plaza, Greenwich, Connecticut.

JAMES R. BIRLE, Director, Chairman, Dividend Policy Committee and Member, Investment Committee

     Chairman (since 1997), President (1994-1997) and Founder (since 1994), Resolute Partners, LLC (private merchant bank), 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut; General Partner (1988-1994), The Blackstone Group, 34 Park Avenue, New York, New York; Co-Chairman and Chief Executive Officer, Wickes Companies, Inc. (diversified manufacturer and distributor), 3340 Ocean Park Boulevard, Santa Monica, California; Director (since 1996), IKON Office Solutions (diversified office products and technology solutions), 825 Duportail Road, Valley Forge, Pennsylvania; Director:
     Drexel Industries, Inc., Connecticut Health and Education Facilities Authority, and Transparency International; Trustee, Villanova University and The Sea Research Foundation; Director (1991-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

FRANK C. CARLUCCI, III, Director and Member, Board Affairs and
Dividend Policy Committees

     Chairman (since 1993), Vice Chairman (1989-1993), The Carlyle Group (merchant banking corporation), 1001 Pennsylvania Avenue, N.W., Washington, D.C.; Director: Ashland Oil Inc. (producer of petroleum products), 1000 Ashland Drive, Russell, Kentucky; BDM International, Inc. (professional and technical services to public and private sector), 7915 Jones Branch Drive, McLean, Virginia; CB Commercial Real Estate Group, Inc. (real estate broker subsidiary of Carlyle Holding Corporation), 533 Fremont Avenue, Los Angeles, California; East New York Savings Bank; General Dynamics Corporation (manufacturer of military equipment), 3190 Fairview Park Drive, Falls Church, Virginia; Kaman Corporation (diversified manufacturer), 1332 Blue Hills Avenue, Bloomfield, Connecticut; Northern Telecom Ltd. (digital telecommunications systems), 2920 Matheson Boulevard East, Mississauga, Ontario, Canada; The Quaker Oats Company (manufacturer of food products), 321 North Clark Street, Chicago, Illinois; Sun Resorts Ltd., N.V.; Westinghouse Electric Corporation (electronic systems, electric power generating equipment and broadcasting), 11 Stanwix Street, Pittsburgh, Pennsylvania; Chairman, Neurogen Corporation and Texas Biotechnology Corporation; Trustee, The Rand Corporation; Director (until 1997) Bell Atlantic Corporation (telecommunications), 1717 Arch Street, Philadelphia, Pennsylvania; Chairman; Director (1989-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

GENE CHAO, Director and Member, Auditing and Dividend Policy Committees

     Chairman and Chief Executive Officer, Computer Projections, Inc. (computer graphics), 733 S.W. Vista Avenue, Portland, Oregon; Director (1990-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

PATRICIA DIAZ DENNIS, Director and Member, Auditing and Human Resources
Committees

     Senior Vice President and Assistant General Counsel (since 1995), SBC Communications Inc. (telecommunications), 175 East Houston, San Antonio, Texas; Special Counsel-Communication Law Matters (1993-1995), Sullivan & Cromwell (law firm), 1701 Pennsylvania Avenue, N.W., Washington, D.C.; Trustee (since 1995), Federal Communications Bar Association Foundation; Trustee, Tomas Rivera Policy Institute and Radio and Television News Directors Foundation; Director: National Public Radio, Reading Is Fundamental and Foundation for Women's Resources; Director (1995-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

ANTHONY DOWNS, Director and Member, Auditing and Investment Committees

     Senior Fellow, The Brookings Institution (non-profit policy research center), 1775 Massachusetts Avenue, N.W., Washington, D.C.; Director: The Pittway Corporation (publications and security equipment), 200 South Wacker Drive, Suite 700, Chicago, Illinois; National Housing Partnerships Foundation (non-profit organization to own and manage rental housing), 1225 Eye Street, N.W., Washington, D.C.; Bedford Property Investors, Inc. (real estate investment trust), 3658 Mt. Diablo Boulevard, Lafayette, California; General Growth Properties, Inc. (real estate investment trust), 215 Keo Way, Des Moines, Iowa; NAACP Legal and Educational Defense Fund, Inc. (civil rights organization), 99 Hudson Street, New York, New York; Trustee:
     Urban Institute (public policy research organization), 2100 M Street, N.W., Washington, D.C. and Urban Land Institute (educational and research organization, 625 Indiana Avenue, N.W., Washington, D.C.

JAMES L. DUNLAP, Director and Member, Human Resources and Board Affairs
Committees

     President and Chief Operating Officer (since 1996), United Meridian Corporation (oil exploration), 1201 Louisiana, Houston, Texas; Senior Vice President (1987-1996), Texaco, Inc. (producer of petroleum products), 2000 Westchester Avenue, White Plains, New York.

WILLIAM B. ELLIS, Director and Member, Auditing and Investment Committees

     Senior Fellow (since 1995), Yale University School of Forestry and Environmental Studies, New Haven, Connecticut; Chairman (1983-1995) and Chief Executive Officer (1983-1993), Northeast Utilities (electric utility), 107 Selden Street, Berlin, Connecticut; Director, The Hartford Steam Boiler Inspection and Insurance Company (property and casualty insurer), One State Street, Hartford, Connecticut; Director (since 1996), Advest Group, Inc. (financial services holding company), 280 Trumbull Street, Hartford, Connecticut; Director (since 1995), Catalytica Combustion Systems, Inc.; Director, The National Museum of National History of the Smithsonian Institution, Washington, D.C.; Director (1985-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

ROBERT M. FUREK, Director and Member, Dividend Policy and Investment Committees

     President (since 1995), International Distillers and Vintners, Inc.; President and Chief Executive Officer (1987-1996), Heublein, Inc. (beverage distributor), 450 Columbus Boulevard, Hartford, Connecticut; Director, The Dexter Corporation (producer of specialty chemicals and papers), One Elm Street, Windsor Locks, Connecticut; Corporator, Hartford Hospital and The Bushnell Memorial, Hartford, Connecticut; Trustee, Colby College, Mayflower Hill Drive, Waterville, Maine; Director (1990-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

CHARLES K. GIFFORD, Director and Member, Investment and Auditing Committees

     Chief Executive Officer (since 1995), Chairman (1995-1996) and President (1989-1996), The First National Bank of Boston and Bank of Boston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; Director, Member of Audit and Compensation Committees, Boston Edison Co. (public utility electric company), 800 Boylston Street, Boston, Massachusetts.

WILLIAM N. GRIGGS, Director, Chairman, Auditing Committee and Member, Investment Committee

     Managing Director, Griggs & Santow Inc. (financial consultants), 75 Wall Street, New York, New York; Director, T/SF Communications, Inc. (diversified publishing and communications company), Tulsa, Oklahoma.

GEORGE B. HARVEY, Director, Chairman, Human Resources Committee and Member, Board Affairs Committee

     Retired; Chairman, President and Chief Executive Officer (1983-1996), Pitney Bowes, Inc. (office machines manufacturer), One Elmcroft Road, Stamford, Connecticut; Director: Merrill Lynch & Co., Inc. (financial services holding company), 250 Vesey Street, World Financial Center, North Tower, New York, New York; The McGraw-Hill Companies, Inc. (multimedia publishing and information services), 1221 Avenue of the Americas, New York, New York; Stamford Hospital, Stamford, Connecticut; Pfizer, Inc. (pharmaceutical and health-care products), 235 East 42nd Street, New York, New York; The Catalyst; Member, Board of Overseers, Wharton School of Finance, University of Pennsylvania; Director (1989-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

BARBARA B. HAUPTFUHRER, Director and Member, Board Affairs and
Investment Committees

     Director and Member, Compensation, Nominating and Audit Committees, The Vanguard Group of Investment Companies including among others the following funds: Vanguard/Windsor Fund, Vanguard/Wellington Fund, Vanguard/Morgan Growth Fund, Vanguard/Wellesley Income Fund, Vanguard/Gemini Fund, Vanguard/Explorer Fund, Vanguard Municipal Bond Fund, Vanguard Fixed Income Securities Fund, Vanguard Index Trust, Vanguard World Fund, Vanguard/Star Fund, Vanguard Ginnie Mae Fund, Vanguard/Primecap Fund, Vanguard Convertible Securities Fund, Vanguard Quantitative Fund, Vanguard/Trustees Commingled Equity Fund, Vanguard/Trustees Commingled Fund-International, Vanguard Money Market Trust, Vanguard/Windsor II, Vanguard Asset Allocation Fund and Vanguard Equity Income Fund (principal offices, Drummers Lane, Valley Forge, Pennsylvania); Director, Chairman of Retirement Benefits Committee and Pension Fund Investment Review - USA and Canada and Member, Audit, Finance and Executive Committees, The Great Atlantic & Pacific Tea Company, Inc. (operator of retail food stores), 2 Paragon Drive, Montvale, New Jersey; Director, Chairman of Nominating Committee and Member, Compensation Committee, Knight-Ridder, Inc. (publisher of daily newspapers and operator of cable television and business information systems), One Herald Plaza, Miami, Florida; Director and Member, Compensation Committee, Raytheon Company (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Director and Member, Executive Committee and Chairman, Human Resources and Independent Directors Committees, IKON Office Solutions (diversified office products and technology solutions), 825 Duportail Road, Valley Forge, Pennsylvania.

SHELDON B. LUBAR, Director, Chairman, Board Affairs Committee and Member, Investment Committee

     Chairman, Lubar & Co. Incorporated (investment management and advisory company), 777 East Wisconsin Avenue, Milwaukee, Wisconsin; Chairman and Director, The Christiana Companies, Inc. (real estate development);
     Director: Firstar Bank, Firstar Corporation (bank holding company), SLX Energy, Inc. (oil and gas exploration); Member, Advisory Committee, Venture

     Capital Fund, L.P. (principal offices, 777 East Wisconsin Avenue, Milwaukee, Wisconsin); Director: Grey Wolf Drilling Co. (contract oil and gas drilling), 2000 Post Oak Boulevard, Houston, Texas; Marshall Erdman and Associates, Inc. (design, engineering, and construction firm), 5117 University Avenue, Madison, Wisconsin; MGIC Investment Corporation (investment company), MGIC Plaza, 111 E. Kilbourn Avenue, Milwaukee, Wisconsin; Ameritech, Inc. (regional holding company for telephone companies), 30 South Wacker Drive, Chicago, Illinois, Director (since
     1995), Energy Ventures, Inc., 5 Post Oak Park, Houston, Texas; Director (1989-1995), Prideco, Inc. (drill collar manufacturer), 6039 Thomas Road, Houston, Texas.

WILLIAM B. MARX, JR., Director and Member, Dividend Policy and Board Affairs Committees

     Consultant (since 1996); Senior Executive Vice President (1996), Lucent Technologies, Inc. (public telecommunications systems and software), 600 Mountain Road, Murray Hill, New Jersey; Executive Vice President and Chief Executive Officer, Multimedia Products Group (1994-1995), AT&T (global communications and network computing company), 295 North Maple Avenue, Basking Ridge, New Jersey; Director (since 1996), California Microwave, Inc., Redwood City, California; Member (since 1996), Advisory Council, Graduate School of Business, Stanford University, Stanford, California; Chairman, Executive Committee (since 1996), National Minority Supplier Development Council, Inc., 15 West 39th Street, New York, New York.

JOHN F. MAYPOLE, Director and Member, Board Affairs and Human Resources
Committees

     Managing Partner, Peach State Real Estate Holding Company (real estate investment company), P.O. Box 1223, Toccoa, Georgia; Consultant to institutional investors; Co-owner of family businesses (including Maypole Chevrolet-Geo, Inc. and South Georgia Car Rentals, Inc.); Director (since
     1996), Coating Technologies International; Director, Chairman, Finance Committee and Member, Executive Committee and Human Resources Committee on Directors, Bell Atlantic Corporation (telecommunications), 1717 Arch Street, Philadelphia, Pennsylvania; Director and Chairman, Compensation Committee, Briggs Industries, Inc. (plumbing fixtures), 4350 W. Cypress Street, Tampa, Florida; Director, Chairman, Audit Committee and Member, Compensation Committee, Blodgett Corporation; Director, Chairman, Products Committee and Member, Compensation and Audit Committee (until 1996), Igloo Corporation (portable coolers), 1001 W. Sam Houston Parkway North, Houston, Texas; Director and Member, Senior Management Committee, Dan River, Inc. (textile manufacturer), 2291 Memorial Drive, Danville, Virginia; Director, Davies, Turner & Company; Director (1989-1996), Connecticut Mutual Life Insurance Company, 140 Garden Street, Hartford, Connecticut.

DONALD F. MCCULLOUGH, Director and Member, Dividend Policy and Auditing
Committees

     Retired (since 1988); former Chairman and Chief Executive Officer, Collins & Aikman Corp. (manufacturer of textile products), 210 Madison Avenue, New York, New York; Director (1971-1996); Bankers Trust New York Corp. (bank holding company) and Bankers Trust Company (principal offices, 280 Park Avenue, New York, New York); Director (1975-1996), Melville Corporation (specialty retailer), One Theall Road, Rye, New York.

JOHN J. PAJAK, President and Chief Operating Officer, Director and Member, Dividend Policy and Investment Committees

     President, Director and Chief Operating Officer (since 1996), Vice Chairman and Chief Administrative Officer (1996), Executive Vice President (1987-
     1996) of MassMutual; Director

     (since 1994), MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); Trustee (since 1996), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Company); Director (since 1996), MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Director (1994-1996), MassMutual Holding Company Two, Inc. (former wholly-owned holding company subsidiary of MassMutual); MassMutual Holding Company Two MSC, Inc. (former wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.); and Mirus Insurance Company (formerly MML Pension Insurance Company, a wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (1995-1996), National Capital Health Plan, Inc. (health maintenance organization), Washington, D.C.

THOMAS B. WHEELER, Chairman, Chief Executive Officer, Chairman, Investment Committee and Member, Dividend Policy and Board Affairs Committees

     Chairman (since 1996), Chief Executive Officer (since 1988), and President (1987-1996) of MassMutual; Chairman (since 1996), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Company); Director (since 1996), MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Chairman and Chief Executive Officer (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Chairman of the Board of Directors (1994-1996), Mirus Insurance Company (formerly MML Pension Insurance Company, a wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts); Director, The First National Bank of Boston and Bank of Boston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts and Massachusetts Capital Resources Company, 545 Boylston Street, Boston, Massachusetts; Chairman and Director, Oppenheimer Acquisition Corp. (parent of OppenheimerFunds, Inc., an investment management company), Two World Trade Center, New York, New York; Director (since 1993), Textron, Inc. (diversified manufacturing company), 40 Westminster Street, Providence, Rhode Island; Chairman of the Board of Directors (1992-1995), Concert Capital Management, Inc. (former wholly-owned investment advisory subsidiary of DLB Acquisition Corporation), One Memorial Drive, Cambridge, Massachusetts.

ALFRED M. ZEIEN, Director and Member, Board Affairs and Human Resources
Committees

     Chairman and Chief Executive Officer, The Gillette Company (manufacturer of personal care products), Prudential Tower Building, Boston, Massachusetts;
     Director: Polaroid Corporation (manufacturer of photographic products), 549 Technology Square, Cambridge, Massachusetts; Repligen Corporation (biotechnology), One Kendall Square, Cambridge, Massachusetts; Bank of Boston Corporation (bank holding company), 100 Federal Street, Boston, Massachusetts; and Raytheon Corporation (electronics manufacturer), 141 Spring Street, Lexington, Massachusetts; Trustee, University Hospital of Boston, Massachusetts; Trustee, Marine Biology Laboratory and Woods Hole Oceanographic Institute, Woods Hole, Massachusetts.

Executive Vice Presidents

LAWRENCE V. BURKETT, JR., Executive Vice President and General Counsel

     Executive Vice President and General Counsel (since 1993) of MassMutual; President, Chief Executive Officer and Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc. and Trustee (since 1996), MassMutual Holding Trust I and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company); Director (since 1996): MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); G.R. Phelps, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company); CM Advantage Inc.(wholly-owned subsidiary of MassMutual Holding Trust II to act as general partner in real estate limited partnerships); Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); Director (1994-1996), MassMutual Holding Company Two, Inc. (former wholly-owned holding company subsidiary of MassMutual), MassMutual Holding Company Two MSC, Inc. (former wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.) and Mirus Insurance Company (formerly MML Pension Insurance Company, a wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.) (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman and Director (since 1996), MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company), 1414 Main Street, Springfield, Massachusetts; Director, Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; Vice President (since 1996) and Director, Sargasso Mutual Insurance Co., Ltd., Victoria Hall, Victoria Street, Hamilton, Bermuda; Director, MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual that formerly provided group insurance claim services), One Earlsfort Centre, Hatch Street, Dublin, Ireland; Chairman (1994-1996), Director (1993-1996), MML Reinsurance (Bermuda) Ltd. (wholly-owned property and casualty reinsurance subsidiary of MassMutual Holding Company) and Director (since 1995), MassMutual International (Bermuda) Ltd. (wholly-owned subsidiary of MassMutual Holding Company that distributes variable insurance products in overseas markets) (principal offices, 41 Cedar Avenue, Hamilton, Bermuda).

JOHN B. DAVIES, Executive Vice President

     Executive Vice President (since 1994) of MassMutual; Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Director (since 1996), MassMutual Holding MSC, Inc. and Trustee (since 1996), MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director, MML Investors Services, Inc. (wholly-owned broker-dealer subsidiary of MassMutual Holding Company), MML Insurance Agency, Inc. (wholly-owned subsidiary of MML Investors Services, Inc.), MML Insurance Agency of Ohio, Inc. (subsidiary of MML Insurance Agency, Inc.); Director (since 1995), MML Insurance Agency of Nevada, Inc. (subsidiary of MML Insurance Agency, Inc.); Director (since 1996), MML Insurance Agency of Mississippi, P.C., DISA Insurance Services of America, Inc. (Alabama), and Diversified Insurance Services of America, Inc. (Hawaii) (subsidiaries of MML Insurance Agency, Inc.) (principal offices, 1414 Main Street, Springfield, Massachusetts); Director: Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company), One Financial Plaza, Suite 1700, Hartford, Connecticut; and Life Underwriter Training Council, 7625 Wisconsin Avenue, Bethesda, Maryland.


DANIEL J. FITZGERALD, Executive Vice President, Corporate Financial Operations

     Executive Vice President, Corporate Financial Operations of MassMutual; Director (since 1996), CM Assurance Company, CM Benefit Insurance Company, and C.M. Life Insurance Company (wholly-owned insurance company subsidiaries of MassMutual); Antares Leveraged Capital Corp. (finance company); CM Advantage Inc. and Westheimer 335 Suites, Inc. (wholly-owned subsidiaries of MassMutual Holding Trust II to act as general partners in real estate limited partnerships); HYP Management, Inc. (wholly-owned subsidiary of MassMutual Holding Trust II to act as managing member of MassMutual High Yield Partners LLC); MMHC Investment, Inc. (wholly-owned subsidiary of MassMutual Holding Trust II); MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); MassMutual Holding MSC, Inc. (wholly-owned holding company subsidiary of MassMutual Holding Company); Trustee (since 1996), MassMutual Holding Trust I and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company); Director (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Vice President and Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); Director, MML Bay State Life Insurance Company (wholly-owned insurance subsidiary of MassMutual); and MML Realty Management Corporation (wholly-owned real estate management subsidiary of MassMutual Holding Company); Vice President and Director (1994-1996), MassMutual Holding Company Two, Inc. and MassMutual Holding Company Two MSC, Inc. (former direct and indirect wholly-owned holding company subsidiaries of MassMutual); Director (1994-1996), Mirus Insurance Company (formerly MML Pension Insurance Company, a wholly-owned insurance subsidiary of MassMutual Holding Company Two MSC, Inc.); Director (1994-1995), MML Real Estate Corporation (wholly-owned real estate management subsidiary of MassMutual Holding Company) (principal offices, 1295 State Street, Springfield, Massachusetts); Director (1994-1996), Concert Capital Management, Inc. (former investment advisory subsidiary of DLB Acquisition Corporation), One Memorial Drive, Cambridge, Massachusetts; Director and Member, Compensation Committee, Cornerstone Real Estate Advisers, Inc., One Financial Plaza, Suite 1700, Hartford, Connecticut; Director, and Member, Audit and Compensation Committees, MML Investors Services, Inc. (wholly-owned broker dealer subsidiary of MassMutual Holding Company); Director, MML Insurance Agency, Inc. (wholly-owned subsidiary of MML Investors Services, Inc.); Director (since 1996), MML Insurance Agency of Ohio, Inc., MML Insurance Agency of Nevada, Inc., MML Insurance Agency of Mississippi, P.C., DISA Insurance Services of America, Inc. (Alabama), and Diversified Insurance Services of America, Inc. (Hawaii) (subsidiaries of MML Insurance Agency, Inc.) (principal offices, 1414 Main Street, Springfield, Massachusetts); Director, MassMutual of Ireland, Ltd. (wholly-owned subsidiary of MassMutual that formerly provided group insurance claim services), One Earlsfort Centre, Hatch Street, Dublin, Ireland.

JOHN V. MURPHY, Executive Vice President

     Executive Vice President (since 1997) of MassMutual; Executive Vice President, Director and Chief Operating Officer (1995-1997), David L. Babson and Company Incorporated (wholly-owned investment advisory subsidiary of DLB Acquisition Corporation), Chief Operating Officer (1993-
     1996), Concert Capital Management, Inc. (former investment advisory subsidiary of DLB Acquisition Corporation), (principal offices, One Memorial Drive, Cambridge,

     Massachusetts); Senior Vice President and Director (since 1995), Potomac Babson Incorporated (investment advisory subsidiary of David L. Babson and Company Incorporated), New York, New York; Director and Senior Vice President (since 1995), DLB Acquisition Corporation (holding company for investment advisers) and Trustee (since 1997), MassMutual Institutional Funds (open-end investment company) (principal offices, 1295 State Street, Springfield, Massachusetts).

GARY E. WENDLANDT, Executive Vice President and Chief Investment Officer

     Chief Investment Officer and Executive Vice President of MassMutual; Chairman (since 1995), Trustee (since 1986) and President (1983-1995), MassMutual Corporate Investors and Chairman (since 1995), Trustee (since
     1988) and President (1988-1995), MassMutual Participation Investors (closed-end investment companies); Chairman (since 1995), Vice Chairman (1993-1995) and Trustee, MML Series Investment Fund (open-end investment company); Chairman, Chief Executive Officer and Member, Investment Pricing Committee, MassMutual Institutional Funds (open-end investment company); Advisory Board Member (since 1996), MassMutual High Yield Partners LLC (high yield bond fund); Chairman and President (since 1996), MassMutual Holding MSC, Inc. and MassMutual Holding Trust II (wholly-owned holding company subsidiaries of MassMutual Holding Company); Chairman (since 1996):
     Antares Leveraged Capital Corp. (finance company); HYP Management, Inc. (wholly-owned subsidiary of MassMutual Holding Trust II to act as managing member of MassMutual High Yield Partners LLC); and MMHC Investment, Inc. (wholly-owned subsidiary of MassMutual Holding Trust II); President and Trustee (since 1996), MassMutual Holding Trust I (wholly-owned holding company subsidiary of MassMutual Holding Company); Vice Chairman and Director (since 1996), MassMutual International Inc. (wholly-owned subsidiary of MassMutual Holding Company to act as service provider for international insurance companies); Director (since 1996), CM Advantage Inc. (wholly-owned subsidiary of MassMutual Holding Trust II to act as general partner in real estate limited partnerships); President and Director (since 1995), DLB Acquisition Corporation (holding company for investment advisers); Chairman, Chief Executive Officer, President and Director, MassMutual Holding Company (wholly-owned holding company subsidiary of MassMutual); Chairman and Director, MML Realty Management Corporation (wholly-owned real estate management subsidiary of MassMutual Holding Company); Chairman (1994-1995) and Director (1993-1995), MML Real Estate Corporation (wholly-owned real estate management subsidiary of MassMutual Holding Company); Chairman, President and Chief Executive Officer (1994-1996), MassMutual Holding Company Two, Inc. (former wholly-owned holding company subsidiary of MassMutual); Chairman and President (1994-1996), Chief Executive Officer (1995-1996), MassMutual Holding Company Two MSC, Inc. (former wholly-owned holding company subsidiary of MassMutual Holding Company Two, Inc.); (principal offices, 1295 State Street, Springfield, Massachusetts); Chairman and Member, Executive and Compensation Committees (since 1994), Member, Audit Committee (since 1995), and Chief Executive Officer (1994-1996), Cornerstone Real Estate Advisers, Inc. (wholly-owned real estate investment advisory subsidiary of MassMutual Holding Trust I), One Financial Plaza, Suite 1700, Hartford, Connecticut; President and Chief Executive Officer (1994-1996) and Director (1992-1996), Concert Capital Management, Inc.(former investment advisory subsidiary of DLB Acquisition Corporation) One Memorial Drive, Cambridge, Massachusetts; Director, Oppenheimer Acquisition Corporation (parent of OppenheimerFunds, Inc., an investment management company), Two World Trade Center, New York, New York; Supervisory Director, MassMutual/Carlson CBO N.V. (collateralized bond fund), 14 John Gorsiraweg, Willemstad, Curacao, Netherlands Antilles; Director, Merrill Lynch Derivative Products, Inc., World Financial Center, North Tower, New York, New York; MassMutual Corporate Value Partners Limited (investor in debt and equity securities) and MassMutual Corporate Value Limited

     (parent of MassMutual Corporate Value Partners Limited) (principal offices, c/o BankAmerica Trust and Banking Corporation, Box 1092, George Town, Grand Cayman, Cayman Islands, British West Indies); Director (since 1995), Mass Seguros de Vida, S.A., Huerfanos No. 770, Santiago, Chile; President and Director (since 1995), MassMutual International (Bermuda) Ltd. (wholly-owned subsidiary of MassMutual Holding Company that distributes variable insurance products in overseas markets), 41 Cedar Avenue, Hamilton, Bermuda.

b. The Investment Sub-Adviser

The directors and executive officers of Babson, their positions and their other business affiliations and business experience for the past two years are as follows:

Directors and Executive Officers

HANI K. FINDAKLY, Director

Director (since 1996), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts; President (since 1996), Potomac Babson Inc. (registered investment adviser), 1290 Avenue of the Americas, New York, New York; President (1989-1995), Potomac Capital, Inc. (registered investment adviser), 1290 Avenue of the Americas, New York, New York.

RONALD E. GWOZDZ, Director and Executive Vice President

Director (since 1996), Executive Vice President (since 1996) and Senior Vice President (1991-1996), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts.

JAMES W. MACALLEN, Director and Executive Vice President

Director and Executive Vice President (since 1996), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts; Senior Vice President
(1996), Concert Capital Management, Inc., One Memorial Drive, Cambridge, Massachusetts; Principal (1994-1995), Hagler, Mastrovita & Hewitt (investment counsel), 225 Franklin Street, Boston, Massachusetts; President (1992-1994), Chief Investment Officer (1991-1994), and Vice President (1983-1992), Wilmington Capital Management, Inc. (investment counsel), 1 Rodney Square, Wilmington, Delaware.

EDWARD L. MARTIN, Director and Executive Vice President

Director (since 1990), Executive Vice President (since 1995) and Senior Vice President (1988-1995), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts; Director and Senior Vice President (since 1996), Potomac Babson Inc. (registered investment adviser), 1290 Avenue of the Americas, New York, New York.

PETER C. SCHLIEMANN, Director and Executive Vice President

Executive Vice President (since 1992), Senior Vice President (1984-1992) and Director (since 1982), David L. Babson & Company, Inc. (registered investment adviser), One Memorial Drive, Cambridge, Massachusetts; Director (1995-1996), Concert Capital Management, Inc. (former investment advisory subsidiary of DLB Acquisition Corporation), One Memorial Drive, Cambridge, Massachusetts;

FRANK L. TARANTINO, Senior Vice President, Clerk and Chief Operating Officer


Senior Vice President, Clerk and Chief Operating Officer (since 1997), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts; President (1993-1997), Liberty Securities Corporation (broker-dealer), 600 Atlantic Avenue, Boston, Massachusetts.

PETER C. THOMPSON, Director and President

President and Director (since 1983), David L. Babson & Company, Inc. (registered investment adviser), One Memorial Drive, Cambridge, Massachusetts.; Director (1995-1996), Concert Capital Management, Inc. (former investment advisory subsidiary of DLB Acquisition Corporation), One Memorial Drive, Cambridge, Massachusetts; Director (since 1996), Potomac Babson Inc. (registered investment adviser) 1290 Avenue of the Americas, New York, New York.

JONATHAN B. TREAT, Director and Senior Vice President

Director and Senior Vice President (since 1992), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts.

ROLAND W. WHITRIDGE, Director and Senior Vice President

Director (since 1990) and Senior Vice President (since 1992), David L. Babson & Company, Inc., One Memorial Drive, Cambridge, Massachusetts.

Item 29: Principal Underwriters    Not Applicable.
-------------------------------

Item 30: Location of Accounts and Records
-----------------------------------------

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Registrant at 1295 State Street, Springfield, Massachusetts 01111.

Item 31: Management Services  Not Applicable.
----------------------------

Item 32: Undertakings   Not Applicable.
---------------------

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and in the Commonwealth of Massachusetts on the 25th day of April, 1997. The Registrant certifies that this Post-Effective Amendment meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                          MML SERIES INVESTMENT FUND

                        By: /s/ Hamline C. Wilson
                           -----------------------
                            Hamline C. Wilson
                            Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on this 25th day of April, 1997.

          Signature                      Title
          ---------                      -----

     /s/ Gary E. Wendlandt              Chairman and Trustee
     ---------------------
     Gary E. Wendlandt

     Richard G. Dooley*                 Vice-Chairman and
     ------------------                 Trustee
     Richard G. Dooley

     Mary E. Boland*                    Trustee
     ---------------
     Mary E. Boland*

     Ronald J. Abdow*                   Trustee
     ----------------
     Ronald J. Abdow

     Charles J. McCarthy*               Trustee
     --------------------
     Charles J. McCarthy

     John H. Southworth*                Trustee
     -------------------
     John H. Southworth

     /s/ Stuart H. Reese                President
     -------------------                (Principal Executive Officer)
     Stuart H. Reese

      /s/ Hamline C. Wilson             Chief Financial Officer
     ----------------------             (Principal Financial &
     Hamline C. Wilson                  Accounting Officer)


     *By: /s/ Stephen L. Kuhn
         --------------------
              Stephen L. Kuhn
              Attorney-in-Fact

The name MML Series Investment Fund is the designation of the Trustees under an Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of MML Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of MML Trust, but MML Trust's property only shall be bound.

                               INDEX TO EXHIBITS


Exhibit No.              Title of Exhibit
-----------              ----------------


     11(a)               Consent of Independent Accountants

     11(b)               Power of Attorney

     27                  Financial Data Schedule

